                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               VALUE EQUITY TRUST
                                INVESTMENT TRUST
                        GLOBAL/INTERNATIONAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

[SCUDDER LOGO]


                                                                October 29, 1998


                        GLOBAL/INTERNATIONAL FUND, INC.
                                INVESTMENT TRUST
                               VALUE EQUITY TRUST

                                 IMPORTANT NEWS

     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q:  WHAT IS HAPPENING?

A: Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or your Fund, we are asking the Fund's shareholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund. The following pages give you additional information about Zurich Financial Services, the new investment management agreement and certain other matters. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

Q:  WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A: As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund shareholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new investment management agreement, subject to receipt of shareholder approval within 150 days. Accordingly, we are seeking shareholder approval of the new investment management agreement with your Fund.

Q:  HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A: We do not expect the transaction to affect you as a Fund shareholder. Your Fund and your Fund's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. The new investment management agreement is substantially identical to the former investment management agreement, except for the dates of execution and termination and the addition, for Value Fund, of a breakpoint in the fee structure. Similarly, the other service arrangements between your Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected by the transaction. If shareholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q:  WILL THE INVESTMENT MANAGEMENT FEES INCREASE?


A: No, the investment management fee rates paid by your Fund will remain the same. For Value Fund, the effective investment management fee rate may even decrease in the future, as a result of the addition of a breakpoint in the fee structure (as described in the enclosed Proxy Statement under "Differences Between the Former and New Investment Management Agreements").


Q:  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A: In order to save your Fund the expense of a subsequent meeting, a vote is also being sought for a revision of your Fund's fundamental lending policy to give the Board of your Fund discretionary authority to permit your Fund to enter into interfund lending arrangements, subject to Securities and Exchange Commission approval.

                                                (continues on inside back cover)

Q:  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper or Zurich, recommend that you vote FOR the Proposals on the enclosed proxy card(s).

Q:  WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A:  No, Zurich or its affiliates will bear these costs.

Q:  WHOM DO I CALL FOR MORE INFORMATION?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-248-2681.

                                INVESTMENT TRUST
                               VALUE EQUITY TRUST

                            Two International Place
                          Boston, Massachusetts 02110

                        GLOBAL/INTERNATIONAL FUND, INC.

                                345 Park Avenue
                            New York, New York 10154


                                                                October 29, 1998


Dear Shareholders:

     Zurich Insurance Company, the majority owner of Scudder Kemper Investments, Inc., has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the majority owner of Scudder Kemper. As a result of this transaction, we are asking the shareholders of each of the funds for which Scudder Kemper acts as investment manager, including your Fund, to approve a new investment management agreement with Scudder Kemper.

     The Zurich-B.A.T transaction should not affect you as a Fund shareholder. Your Fund shares will not change, the advisory fee rates and expenses paid by your Fund will not increase and the investment objectives of your Fund will remain the same.


     Shareholders are also being asked to approve certain other matters that have been set forth in the Notice of Meetings. AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE NEW INVESTMENT MANAGEMENT AGREEMENT. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETINGS FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.


     Because all of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,

/s/ Daniel Pierce
Daniel Pierce
President
Investment Trust
Value Equity Trust

Chairman
Global/International Fund, Inc.

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                        GLOBAL/INTERNATIONAL FUND, INC.
                                INVESTMENT TRUST
                               VALUE EQUITY TRUST

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

     Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each of Classic Growth Fund, Global Discovery Fund and Value Fund (each a "Fund" and, collectively, the "Funds"), each a series of Investment Trust (a "Trust"), Global/International Fund, Inc. (the "Corporation") and Value Equity Trust (a "Trust" and, together with Investment Trust, the "Trusts"), respectively, will be held jointly at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 17, 1998, at 10:00 a.m., Eastern time, for the following purposes:

        PROPOSAL 1:    To approve a new investment management agreement for each
                       Fund with Scudder Kemper Investments, Inc.; and

        PROPOSAL 2:    To approve the revision of each Fund's fundamental
                       lending policy.

     The appointed proxies will vote in their discretion on any other business as may properly come before a Special Meeting or any adjournments thereof.

     Holders of record of shares of each Fund at the close of business on October 19, 1998 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

                                   By Order of the Boards of Trustees/Directors,

                                                         /s/ Thomas F. McDonough
                                                             Thomas F. McDonough
                                                                       Secretary


October 29, 1998


IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS. IF YOU CAN ATTEND THE SPECIAL MEETINGS AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                                INVESTMENT TRUST
                               VALUE EQUITY TRUST

                            Two International Place
                          Boston, Massachusetts 02110

                        GLOBAL/INTERNATIONAL FUND, INC.

                                345 Park Avenue
                            New York, New York 10154

                             JOINT PROXY STATEMENT

GENERAL


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the "Board") of each of the Trusts/ Corporation listed above (each Trust is a "Trust," collectively, the "Trusts" and the Corporation is the "Corporation") for use at the Special Meeting of Shareholders of each of the following series of the Trusts/Corporation: Classic Growth Fund of Investment Trust, Global Discovery Fund of Global/International Fund, Inc. and Value Fund of Value Equity Trust (each such series is referred to herein as a "Fund" and, collectively, the "Funds"), to be held jointly at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 17, 1998 at 10:00 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").


     In the descriptions of the Proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is. In addition, in this Proxy Statement, for simplicity, actions are described as being taken by a Fund that is a series of a Trust or the Corporation, although all actions are actually taken by the respective Trust or Corporation on behalf of the applicable series.


     This Proxy Statement, the Notice of Special Meetings and the proxy cards are first being mailed to shareholders on or about October 29, 1998 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.


     The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority, in the case of Classic Growth Fund and Value Fund, and one-third, in the case of Global Discovery Fund, of the shares of a Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of each Fund.

     Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote on each Proposal, each of which requires the approval of a specified percentage of the outstanding shares of each Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting with respect to each Proposal.

     Shareholders of each Fund will vote separately with respect to each Proposal.

     Holders of record of the shares of each Fund at the close of business on October 19, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of June 30, 1998, there were 6,072,786 shares of Classic Growth Fund outstanding, 17,117,704 shares of Global Discovery Fund outstanding and 22,741,712 shares of Value Fund outstanding.

     Appendix 1 sets forth the beneficial owners of at least 5% of a Fund's shares. To the best of each Trust's/Corporation's knowledge, as of June 30, 1998, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 1.


     Appendix 2 hereto sets forth the number of shares of each Fund owned directly or beneficially by the Trustees/Directors of the relevant Board and the number of shares of Global Discovery Fund owned directly or beneficially by the President of Global/International Fund, Inc.


     Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-225-2470 or writing the Fund, c/o Scudder Kemper Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement.

                          PROPOSAL 1: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder Kemper acts as the investment manager to each Fund pursuant to an investment management agreement entered into by each Fund and Scudder Kemper. The investment management agreement in effect between each Fund and Scudder Kemper prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as a "Former Investment Management Agreement," collectively, the "Former Investment Management Agreements." The investment management agreement currently in effect between each Fund and Scudder Kemper, which is also described below, was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as a "New Investment Management Agreement," collectively, the "New Investment Management Agreements" and, together with the Former Investment Management Agreements, the "Investment Management Agreements." (Scudder Kemper is sometimes referred to in this Proxy Statement as the "Investment Manager.")

     The information set forth in this Proxy Statement and the accompanying materials concerning the Transaction, Scudder Kemper, Zurich, B.A.T and their respective affiliates has been provided to the Funds by Scudder Kemper based upon information that Scudder Kemper received from Zurich and its affiliates.

     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidi-ary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of each Fund's investment management agreement with Scudder. Consequently, the Former Investment Management Agreement between each Fund and Scudder Kemper was approved by each Trust's/Corporation's Board and by each Fund's shareholders.

     The Zurich-B.A.T Transaction. On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

     In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., 22 Arlington Street, London, England SW1A 1RW, United Kingdom, which held B.A.T's financial services businesses.

     Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"), in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

     Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

                       [ZURICH FINANCIAL SERVICES CHART]

     Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

     The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

     The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

     The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

     Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

     The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.

     The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; Eagle Star Reinsurance Company Ltd., UK ("Eagle Star") (which Zurich Financial Services has agreed to sell to GE Capital); Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

     Zurich has informed the Funds that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

     Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in Scudder Kemper (which are discussed below under "Investment Manager") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting Scudder Kemper without the approval of Scudder Kemper directors elected by the non-Zurich shareholders of Scudder Kemper.

     Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of each Fund's Former Investment Management Agreement with Scudder Kemper. As required by the 1940 Act, each of the Former Investment Management Agreements provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between each Fund and Scudder Kemper was approved by the Board members of each Fund and is now being proposed for approval by shareholders of each Fund. Scudder Kemper has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting each Fund to obtain shareholder approval of its New Investment Management Agreement within 150 days after the consummation of the Transaction, which occurred on September 7, 1998 (and, consequently, within 150 days after the termination of its Former Investment Management Agreement), instead of before the consummation of the Transaction. Pursuant to the exemptive order, each Fund's investment management fees are being held in escrow until the earlier of shareholder approval of the Fund's New Investment Management Agreement or the expiration of the 150 day period. A copy of the master form of New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND IS SUBSTANTIALLY IDENTICAL TO THE CORRESPONDING FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION AND, IN THE CASE OF VALUE FUND, THE ADDITION OF A BREAKPOINT IN THE FEE STRUCTURE. In addition, the portfolio managers for each Fund will not change as a result of the Transaction. The material terms of the Investment Management Agreements are described under " Description of the Investment Management Agreements" below.

BOARD'S RECOMMENDATION

     On August 6, 1998 for Global/International Fund, Inc. and Value Equity Trust and on August 12, 1998 for Investment Trust, the Board of each Trust/ Corporation met and the Board members of each Trust/Corporation, including the Board members who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) (the "Non-Interested Trustees/Directors" or "Non-Interested Board members") of any such party, voted to approve the New Investment Management Agreements and to recommend approval to the shareholders of each applicable Fund. On September 15, 1998, the Board members of Value Equity Trust approved an amendment adding a breakpoint to the New Investment Management Agreement applicable to Value Fund, effective October 1, 1998 (also described below).

     For information about the Boards' deliberations and the reasons for their recommendation, please see "Board's Evaluation" below.

BOARD'S EVALUATION

     The Non-Interested Board members of each Trust/Corporation have been aware of the proposed Zurich-B.A.T Transaction since the announcement of the Agreement in Principle on October 16, 1997. The Board members of each Trust/Corporation were kept informed by Scudder Kemper of significant subsequent developments regarding the Transaction, including the execution of the Merger Agreement on December 22, 1997 and the receipt of necessary regulatory approvals.

     In the course of the annual review by the Non-Interested Board members of the continuance of the investment management agreements between each Fund and Scudder Kemper, Scudder Kemper furnished the Board members with detailed information regarding the proposed Transaction, including information provided to the shareholders of Zurich and B.A.T and information regarding the structure of the Transaction, the resulting ownership and governance arrangements of Zurich and the investment management business of B.A.T expected to be acquired by Scudder Kemper following completion of the Transaction. The Non-Interested Board members had the opportunity to consider this information with the assistance of their independent counsel and to ask questions of Scudder Kemper representatives. In the course of these deliberations, Scudder Kemper advised the Non-Interested Board members that the proposed Transaction would not have a material effect on the operations of the Funds or on their shareholders.

     During the course of their deliberations, the Non-Interested Trustees/ Directors considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder Kemper to the Funds; the necessity of Scudder Kemper's maintaining and enhancing its ability to retain and attract capable personnel to serve the Funds; the increased complexity of the domestic and international securities markets; the investment record of Scudder Kemper in managing the Funds; Scudder Kemper's profitability with respect to the Funds and the other investment companies managed by Scudder Kemper before marketing expenses paid by Scudder Kemper; possible economies of scale; comparative data as to investment performance, advisory fees and expense ratios; Scudder Kemper's expenditures in developing worthwhile and innovative shareholder services for the Funds; improvements in the quality and scope of the shareholder services provided to the Funds' shareholders; the possible benefits to the Funds and their shareholders from payments made under the Administrative Services Agreements and Rule 12b-1 Plans and the risks assumed by Scudder Kemper; the advantages and possible disadvantages to the Funds of having an adviser of the Funds which also serves other investment companies as well as other accounts; possible benefits to Scudder Kemper from serving as adviser and from affiliates of Scudder Kemper serving as principal underwriter, transfer agent, fund accounting agent and administrative services agent of the Funds; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder Kemper and the continuance of appropriate incentives to assure that Scudder Kemper will continue to furnish high quality services to the Funds; and various other factors. The Non-Interested Board members of each Trust/Corporation considered the foregoing factors with respect to each of the applicable Funds.

     The Board of each Trust/Corporation was advised that Zurich intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, each of the Boards was in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. Zurich or its affiliates will pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Funds and the Non-Interested Trustees/Directors.

     In addition to the foregoing factors, the Non-Interested Trustees/Directors gave careful consideration to the likely impact of the Transaction on the Scudder Kemper organization. In this regard, the Non-Interested Trustees/Directors considered, among other things, the fact that the Transaction does not appear to alter in any material respect the substantial autonomy afforded to Scudder Kemper executives over Scudder Kemper's operations, the equity participation and incentives for many Scudder Kemper employees, or Zurich's strategy for the development of its asset management business through Scudder Kemper. Based on the foregoing, the Non-Interested Trustees/Directors concluded that the Transaction should cause no reduction in the quality of services provided to the Funds and believe that the Transaction should enhance Scudder Kemper's capabilities and strengths.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENTS

     Except as disclosed below, all Former and New Investment Management Agreements are substantially identical. Under the Investment Management Agreements, Scudder Kemper provides each Fund with continuing investment management services. The Investment Manager also determines which securities should be purchased, held, or sold, and what portion of each Fund's assets should be held uninvested, subject to each Trust's/Corporation's Charter, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees/Directors may have determined.

     Each Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, and render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company, including, but not limited to, preparing reports to and meeting materials for each Trust's/Corporation's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of each Trust's/Corporation's Board.

     Each Investment Management Agreement also provides that the Investment Manager is not required to pay any expenses of any activity primarily intended to result in the sale of Fund securities if and to the extent that (i) the expenses are to be borne by a principal underwriter acting as the distributor; or (ii) the Fund has adopted a Rule 12b-1 Plan providing for the assumption of some or all of those expenses. Under each Investment Management Agreement, each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-Interested Trustees/Directors; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' and other meetings and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees/Directors of each Trust/Corporation with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust/Corporation; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees/Directors, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees/Directors, officers and employees as may duly be elected officers of each Trust/Corporation, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees/Directors not affiliated with the Investment Manager. Under each Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees/Directors and officers of each Trust/Corporation who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of each Trust/Corporation, or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by each Trust/Corporation to any of its officers or Trustees/Directors who were affiliated with the Investment Manager.

     In return for the services provided by the Investment Manager as investment manager and the expenses it assumes under each Investment Management Agreement, each Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Fund under the Investment Management Agreements is set forth in Appendix 3 hereto. As of the end of each Fund's last fiscal year, each Fund had net assets and paid an aggregate management fee to the Investment Manager during such period as also set forth in Appendix 3 hereto.

     Each Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement. Each Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner. In addition, each Investment Management Agreement identifies Scudder Kemper as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc.," and "Scudder, Stevens & Clark, Inc." (together the "Scudder Marks"). Under this license, each Trust/Corporation, with respect to each of its Funds, if any, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's/Corporation's investment products and services. This license continues only as long as the Investment Management Agreement or any other investment advisory agreement is in place, and only as long as Scudder Kemper continued to be a licensee of the Scudder Marks from Scudder Trust Company, which is the owner and licensor of the Scudder Marks. As a condition of the license, each Trust/ Corporation, on behalf of each of its Funds, if any, undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Scudder Marks or ownership by Scudder Trust Company and the obligation to use the name within commercially reasonable standards of quality. In the event the agreement is terminated, each Trust/Corporation, on behalf of each of its Funds, if any, must not use a name likely to be confused with those associated with the Scudder Marks. Lastly, each Investment Management Agreement contains a provision stating that it supersedes all prior agreements.

     Each Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. As stated above, each Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder Kemper or one of its predecessors has acted as the Investment Manager for each Fund since each Fund commenced operations as shown in Appendix 4 hereto. Also shown in Appendix 4 is the date of each Former Investment Management Agreement, the date when each Former Investment Management Agreement was last approved by the shareholders of each Fund, the date when each New Investment Management Agreement was last approved by the Trustees/Directors of each Fund and the date to which each New Investment Management Agreement was last continued. Each Former Investment Management Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act, in connection with the Scudder-Zurich Transaction.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreement for each Fund, which is currently in effect, is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. Each New Investment Management Agreement will be in effect for an initial term ending on September 30, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-Interested Trustees/Directors, cast in person at a meeting called for such purpose. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, it will terminate. In such event, each Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreements are substantially identical to the Former Investment Management Agreements, except for the dates of execution and termination. In addition, the New Investment Management Agreement of Value Fund has been amended to add a breakpoint in the Fund's fee structure. The New Investment Management Agreement, as amended, of Value Fund provides for an additional breakpoint, which reduces fees payable to the Investment Manager as assets increase, effective as of October 1, 1998. The new breakpoint has been added at the $500 million level, reducing the fee on assets over $500 million from 0.70% to 0.65%.

INVESTMENT MANAGER

     Scudder Kemper, an indirect subsidiary of Zurich which resulted from the combination of the businesses of Scudder and Kemper in connection with the Scudder-Zurich Transaction, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office (and the home offices of Zurich Financial Services and Zurich Allied AG) is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Investment Manager, with the balance owned by the Investment Manager's officers and employees.

     As stated above, Scudder Kemper is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani(#) is the President, Chief Executive Officer and Director, Stephen R. Beckwith(#) is the Treasurer and Chief Financial Officer, Kathryn L. Quirk(#) is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong(#) is a Corporate Vice President and

------------------------------

*   Mythenquai 2, Zurich, Switzerland

(#) 345 Park Avenue, New York, New York

Director, Cornelia M. Small(#) is a Corporate Vice President and Director, Laurence Cheng* is a Director and, effective November 1, 1998, each of Gunther Gose* and William H. Bolinder(+) is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn
L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich Financial Services; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich Financial Services. Appendix 5 includes information regarding each Trustee/ Director and officer of each Trust/Corporation who is associated with Scudder Kemper.


     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of the Investment Manager.

     In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December, 1997, Daniel Pierce, a Trustee/Director of each Trust/Corporation, sold 85.4% of his holdings in Scudder to Zurich for cash.

     Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

     The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment manage-

------------------------------

(#) 345 Park Avenue, New York, New York

* Mythenquai 2, Zurich, Switzerland

(+ )1400 American Lane, Schaumburg, Illinois ment and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

     Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.


     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, computes net asset value for each Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the Scudder Shares class (the "Scudder Shares") of each Fund. Kemper Service Company ("KSC"), an affiliate of Scudder Kemper, serves as transfer agent and dividend-paying agent for the Class A, B and C Shares (the "Kemper Shares") of each Fund. Scudder Trust Company ("STC"), an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a subsidiary of Scudder Kemper, provides information and administrative services for Kemper Shares shareholders of each Fund. KDI is also the principal underwriter and distributor of each Fund's Kemper Shares and acts as agent of each Fund in the sale of its Kemper Shares. For the Class B Shares and Class C Shares of each Fund, KDI receives a Rule 12b-1 distribution fee of 0.75% of average daily net assets of each such class. The table provided in Appendix 6 sets forth for each Fund (or class, where appropriate) the respective fees paid to SFAC, SSC and STC during the last fiscal year of each Fund. The information provided in Appendix 6 does not include information regarding any Fund's Class A, B or C shares because each such class did not commence operations until April 16, 1998.


     SFAC, SSC, KSC, STC and KDI will continue to provide fund accounting, transfer agency (with respect to SSC and KSC), subaccounting and recordkeeping, and underwriting, administrative and distribution services, respectively, to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved.

     Exhibit B sets forth (as of each fund's last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to any of the Funds. (See Appendix 3 for information regarding the management fee rate, net assets and aggregate management fee paid for each Fund.)

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Funds for this service. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder Kemper may consider sales of shares of the Funds and of Kemper funds advised by Scudder Kemper. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper may place such orders with brokers and dealers who supply research, market and statistical information to a Fund or to Scudder Kemper. Scudder Kemper is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. Allocation of portfolio transactions is supervised by Scudder Kemper.

         THE BOARD MEMBERS OF EACH TRUST/CORPORATION RECOMMEND THAT THE
          SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 1.

              PROPOSAL 2: APPROVAL OF THE REVISION OF EACH FUND'S
                           FUNDAMENTAL LENDING POLICY

     This Proposal seeks shareholder approval of a change to each Fund's fundamental lending policy. The 1940 Act requires an investment company to adopt policies with respect to certain activities, including the making of loans by the fund, which can be changed only by a shareholder vote (i.e., "fundamental" policies). The proposed change would permit each Fund to engage in lending in a manner and to the extent permitted by applicable law. The proposed change would, therefore, permit each Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into lending arrangements, including lending agreements under which the funds advised by Scudder Kemper could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility ("Interfund Lending Arrangements"). The Boards have no present intention to engage in lending other than that permitted under each Fund's current fundamental lending policy. Each of the Funds believes that the flexibility provided by this policy change could possibly reduce substantially the Fund's borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Fund's circumstances. Certain other fund groups have obtained the exemptive relief necessary to permit the funds to engage in lending and borrowing among the funds advised by the same adviser. Approval of the revision to each Fund's lending policy requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of that Fund. If the shareholders of any Fund fail to approve the proposed fundamental policy, that Fund's current policy will remain in effect. The Board members of each Trust/Corporation recommend that the shareholders of each Fund vote in favor of the Proposal. The proposed change to each Fund's fundamental lending policy is discussed in detail below.

LENDING POLICY

     The current policy of each Fund prohibits the making of loans, except loans of portfolio securities and to the extent the entry into repurchase agreements and the purchase of debt securities or interests in indebtedness in accordance with the Fund's investment objectives and policies are deemed to be loans. The proposed policy, unlike the current policy, does not specify the particular types of lending in which each Fund is permitted to engage; instead, the proposed policy permits each Fund to lend only in a manner and to an extent in accordance with applicable law. Accordingly, each Fund's fundamental lending policy would be revised as follows (with additions to the policy underscored and deletions to the policy struck through):

          As a matter of fundamental policy, the Fund may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objectives and policies may be deemed to be loans.

DISCUSSION

     Management believes that there may be advantages to these Interfund Lending Arrangements as compared with other arrangements currently in place for some of the Funds. Currently, some of the Funds, in effect, lend money to banks and broker-dealers by entering into repurchase agreements or purchasing other short-term instruments. Other Funds borrow money from the same or other banks for temporary purposes to satisfy redemption requests or to cover other unanticipated cash shortfalls. Many of the Funds have entered into uncommitted lines of credit with banks under which the banks may, but are not required to, lend money to the Funds to meet the Funds' temporary cash needs. If a Fund were to borrow money from a bank under its current line of credit agreement, the Fund would pay interest on the borrowed cash at a rate that would be significantly higher than the rate that would be earned by other (non-borrowing) Funds on investments in repurchase agreements and other short-term instruments of the same maturity as the bank loan. The Funds believe this differential represents the bank's profit for serving as "middleman" between borrower and lender. Other bank loan arrangements, such as committed lines of credit into which certain Funds have entered, require the Funds to pay substantial commitment fees in addition to the interest rate to be paid by the borrowing Fund.

     The 1940 Act generally prohibits one fund from lending money or other property to or borrowing money or other property from another fund having the same investment adviser (currently, in order to be able to participate in these lending or borrowing arrangements, a fund must first receive an exemptive order from the SEC). If the revised policy is adopted, each Board would have discretion to request an order from the SEC to permit the Funds to enter into Interfund Lending Arrangements consistent with their respective investment objectives and policies.

     Each Fund's current borrowing policy would permit the Fund to engage in the contemplated Interfund Lending Arrangements; thus no corresponding revision of that policy is being sought. Each Fund currently has a non-fundamental policy, which may be changed without a shareholder vote, limiting borrowings in certain circumstances that, unless changed by Board action, restrict a Fund's ability to borrow through Interfund Lending Arrangements. The Funds anticipate that the Interfund Lending Arrangements may provide a borrowing Fund with savings when the Fund's cash position is insufficient to meet temporary cash requirements arising, for example, when redemptions exceed anticipated volumes. When a Fund is forced to liquidate portfolio securities to meet redemption requests, the proceeds of which are normally paid the next day after receipt of the request immediately, the Fund often does not receive payment in settlement on a sale of portfolio securities for up to three days (or longer, when a Fund sells foreign securities). The Interfund Lending Arrangements would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. In addition, Funds making short-term cash loans directly to other Funds would earn interest at a higher rate than they otherwise could obtain from investing their cash through repurchase agreements or otherwise. Although Interfund Lending Arrangements may reduce the Funds' borrowing costs, enhance their ability to earn higher rates of interest on short-term lendings, and substantially reduce the Funds' need to borrow from banks, the Funds may also continue to maintain uncommitted or committed lines of credit or other borrowing arrangements with banks as an added measure of safety and liquidity.

 THE BOARD MEMBERS OF EACH TRUST/CORPORATION RECOMMEND THAT THE SHAREHOLDERS OF
                  EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of each Trust/Corporation, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees/Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-248-2681. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust/Corporation, c/o Scudder Kemper Investments, Inc., at the address for each Trust/Corporation shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Board member is aware of any matters that will be presented for action at a Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees/Directors,

/s/ Thomas F. McDonough
Thomas F. McDonough
Secretary

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                       EXHIBIT A

                                 MASTER FORM OF

                      NEW INVESTMENT MANAGEMENT AGREEMENT


  (Underscored items in brackets are applicable to Investment Trust and Value
                              Equity Trust only.)


     (Items in brackets that are not underscored are applicable to Global/
                        International Fund, Inc. only.)

     (INVESTMENT TRUST/VALUE EQUITY TRUST)(GLOBAL/INTERNATIONAL FUND, INC.)

                   (TWO INTERNATIONAL PLACE)(345 PARK AVENUE)

            (BOSTON, MASSACHUSETTS 02110)(NEW YORK, NEW YORK 10154)

                                                               September 7, 1998

Scudder Kemper Investments, Inc.
(Two International Place)(345 Park Avenue)
(Boston, Massachusetts 02110)(New York, New York 01054)

                        INVESTMENT MANAGEMENT AGREEMENT
             [CLASSIC GROWTH FUND/GLOBAL DISCOVERY FUND/VALUE FUND]

Ladies and Gentlemen:


     (Investment Trust/Value Equity Trust)(Global/International Fund, Inc.) (the ("Trust")("Corporation")) has been established as a (Massachusetts business trust)(Maryland corporation) to engage in the business of an investment company. Pursuant to the (Trust's)(Corporation's)(Declaration of Trust)(Articles of Incorporation), as amended from time-to-time (the ("Declaration")("Articles")), the Board of (Trustees)(Directors) has divided (may divide) the (Trust's)(Corporation's) shares of (beneficial interest)(capital stock), par value $0.01 per share, (the "Shares") into separate series, or funds, including [Classic Growth Fund/Global Discovery Fund/Value Fund] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the (Trustees)(Directors).


     The (Trust)(Corporation), on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the (Trust)(Corporation) on behalf of the Fund agrees with you as follows:

          1. Delivery of Documents. The (Trust)(Corporation) engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and

     Statement of Additional Information (the "SAI") relating to the Fund included in the (Trust's)(Corporation's) Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the (Trust)(Corporation) under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the (Trust)(Corporation). The (Trust)(Corporation) has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the (Trust)(Corporation) and the Fund:

             (a) The (Declaration)(Articles) dated ________ , as amended to date.

             (b) By-Laws of the (Trust)(Corporation) as in effect on the date hereof (the "By-Laws").

             (c) Resolutions of the (Trustees)(Directors) of the (Trust) (Corporation) and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

             ((d) Establishment and Designation of Series of Shares of
        Beneficial Interest dated                relating to the Fund.)

          The (Trust)(Corporation) will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

          2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens & Clark, Inc." trademarks (together, the "Scudder Marks"), you hereby grant the (Trust)(Corporation) a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of (the Trust's)(the Corporation's) name (the "Fund Name"), and
     (ii) the Scudder Marks in connection with (the Trust's) (Corporation's) investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you (and the Trust)((or any organization which shall have succeeded to your business as investment manager ("your Successor")) and the Corporation), or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The (Trust)(Corporation) agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the (Trust's)(Corporation's) uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder

     Marks (the "Trademark Owner"), and that the (Trust)(Corporation) shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The (Trust)(Corporation) further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the (Trust)(Corporation) rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the (Trust)(Corporation) shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the (Trust)(Corporation) as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your successor) and the (Trust)(Corporation), or you no longer are a licensee of the Scudder Marks, the (Trust)(Corporation) shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or (any organization which shall have succeeded to your business as investment manager)(your Successor)) or the Trademark Owner. In no event shall the (Trust)(Corporation) use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your successor) and the Fund is terminated.

          3. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the (Trust's)(Corporation's) Board of (Trustees) (Directors). In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the (Trust)(Corporation) or counsel to you. You shall also make available to the (Trust)(Corporation) promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the (Trust)(Corporation) in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the (Trust)(Corporation) are being conducted in a manner consistent with applicable laws and regulations.

          You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

          You shall furnish to the (Trust's)(Corporation's) Board of (Trustees) (Directors) periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the (Trust's) (Corporation's) officers or Board of (Trustees)(Directors) shall reasonably request.

          4. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the (Trust)(Corporation) administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the (Trust's)(Corporation's) Board of (Trustees) (Directors) and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the (Trust)(Corporation) as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the (Trust's) (Corporation's) Board of (Trustees)(Directors). Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

          5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all (Trustees)(Directors), officers and executive employees of the (Trust)(Corporation) (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the (Trust)(Corporation), subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 4 hereof.

          You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's (Trustees)(Directors) and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the (Trust)(Corporation); telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to (Trust)(Corporation) business) of (Trustees)(Directors), officers and employees of the (Trust)(Corporation) who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of (Trustees)(Directors) and officers of the (Trust)(Corporation); costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of (Trustees)(Directors) and officers of the (Trust)(Corporation) who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of (Trustees)(Directors) of the (Trust)(Corporation) or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

          You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the (Trust)(Corporation) on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

          6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4 and 5 hereof, the (Trust)(Corporation) on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of ___ of 1 percent of the average daily net assets as defined below of the Fund for such month over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

          The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the (Declaration)(Articles) and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

          You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

          7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the (Trust)(Corporation). Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

          8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the (Trust) (Corporation) agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the (Trust)(Corporation), the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.


          9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 1999, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the (Trustees)(Directors) who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the (Trustees)(Directors) of the (Trust) (Corporation), or, by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.


          This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the (Trust's)(Corporation's) Board of (Trustees)(Directors) on 60 days' written notice to you, or by you on 60 days' written notice to the (Trust)(Corporation). This Agreement shall terminate automatically in the event of its assignment.

          10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          (11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Investment Trust/Value Equity Trust" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

          You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

          (12.)(11.) Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the (Commonwealth)(State) of (Massachusetts)(Maryland), provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the (Trust)(Corporation) on behalf of the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the (Trust)(Corporation), whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                Yours very truly,

                                [GLOBAL/INTERNATIONAL FUND, INC./INVESTMENT
                                TRUST/VALUE EQUITY TRUST], on behalf of
                                [GLOBAL DISCOVERY FUND/CLASSIC GROWTH FUND/
                                VALUE FUND]

                                By:
                                ------------------------------------------------
                                    President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:
                                ------------------------------------------------
                                    Managing Director

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
               FOR FUNDS NOT INCLUDED IN THIS PROXY STATEMENT AND
                  ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.

                                SCUDDER FUNDS(+)

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
ASSET ALLOCATION FUNDS
 Scudder Pathway Growth         Long term growth of capital by  There will be no fee as   $   49,574,256
   Portfolio                    investing predominantly in      the Manager will receive
                                Scudder equity mutual funds     a fee from the
                                designed to provide long term   underlying funds.
                                growth.
 Scudder Pathway International  Maximize total return,          There will be no fee as   $   11,728,045
   Portfolio                    consisting of capital           the Manager will receive
                                appreciation plus dividend      a fee from the
                                income and interest by          underlying funds.
                                investing in a select mix of
                                established international and
                                global Scudder Funds.
U.S. GROWTH FUNDS
 Scudder 21st Century Growth    Long term growth of capital by  1.000% of net assets++    $   23,296,176
   Fund                         investing primarily in the
                                securities of emerging growth
                                companies poised to be leaders
                                in the 21st century.
 Scudder Development Fund       Long term growth of capital by  1.000% to $500 million    $  845,405,075
                                investing primarily in          0.950% next $500 million
                                securities of small and medium  0.900% thereafter
                                size growth companies.
 Scudder Financial Services     Long term growth of capital by  0.750% of net assets++    $   36,926,469@
   Fund                         investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Scudder Health Care Fund       Long term growth of capital by  0.850% of next assets++   $   40,923,873@
                                investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Scudder Large Company Growth   Long term growth of capital     0.700% of net assets      $  288,064,975
   Fund (formerly Scudder       through investment primarily
   Quality Growth Fund)         in the equity securities of
                                seasoned, financially strong
                                U.S. growth companies.
 Scudder Large Company Value    Maximize long term capital      0.750% to $500 million    $2,212,733,138
   Fund (formerly Scudder       appreciation through a value    0.650% next $500 million
   Capital Growth Fund)         driven investment program.      0.600% next $500 million
                                                                0.550% next $500 million
                                                                0.500% next $1.0 billion*
 Scudder Micro Cap Fund         Long term growth of capital by  0.750% of net assets      $   91,627,404
                                investing primarily in a
                                diversified portfolio of U.S.
                                micro-cap common stocks.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder Real Estate            Long term capital growth and    0.800% of net assets++    $   20,435,489
   Investment Fund              current income by investing
                                primarily in equity securities
                                of companies in the real
                                estate industry.
 Scudder S&P 500 Index Fund     Investment results that,        0.150% of net assets++    $   16,912,276
                                before expenses, correspond to
                                the total return of common
                                stocks publicly traded in the
                                United States, as represented
                                by the Standard & Poor's 500
                                Composite Stock Price Index.
 Scudder Small Company Value    Long term growth of capital by  0.750% of net assets      $  123,398,822
   Fund                         investing primarily in
                                undervalued stocks of small
                                U.S. companies.
 Scudder Technology Fund        Long term growth of capital by  0.850% of net assets++    $   37,159,344@
                                investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
GLOBAL GROWTH FUNDS
 Scudder Emerging Markets       Long term growth of capital     1.25% of net assets++     $  219,624,481
   Growth Fund                  primarily through equity
                                investment in emerging markets
                                around the globe.
 Scudder Global Fund            Long term growth of capital     1.000% to $500 million    $1,766,207,742
                                through a diversified           0.950% next $500 million
                                portfolio of marketable         0.900% next $500 million
                                securities, primarily equity    0.850% over $1.5 billion
                                securities, including common
                                stock, preferred stocks and
                                debt securities convertible
                                into common stocks.
 Scudder Gold Fund              Maximum return (principal       1.000% of net assets      $  132,131,545
                                change and income) consistent
                                with investing in a portfolio
                                of gold-related equity
                                securities and gold.
 Scudder Greater Europe Growth  Long term growth of capital     1.000% to $1 billion      $  195,514,335
   Fund                         through investments primarily   0.900% thereafter*
                                in the equity securities of
                                European companies.
 Scudder International Fund     Long term growth of capital     0.900% to $500 million    $2,884,919,345
                                primarily from foreign equity   0.850% next $500 million
                                securities.                     0.800% next $1 billion
                                                                0.750% next $1 billion
                                                                0.700% thereafter
 Scudder International Growth   Long term growth of capital     1.000% of net assets++    $   48,880,164
   and Income Fund              and current income primarily
                                from foreign equity
                                securities.
 Scudder International Growth   Long term capital appreciation  1.000% of net assets               N/A**
   Fund                         through investment primarily
                                in the equity securities of
                                foreign companies with high
                                growth potential.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder International Value    Long term capital appreciation  1.000% of net assets               N/A**
   Fund                         through investment primarily
                                in undervalued foreign equity
                                securities.
 Scudder Latin America Fund     Long term capital appreciation  1.250% to $1 billion      $  882,555,049
                                through investment primarily    1.150% thereafter
                                in the securities of Latin
                                American issuers.
 Scudder Pacific Opportunities  Long term growth of capital     1.100% of net assets      $  147,276,692
   Fund                         primarily through investment
                                in the equity securities of
                                Pacific Basin companies,
                                excluding Japan.
 The Japan Fund, Inc.           Long term capital appreciation  0.850% to $100 million    $  265,181,931
                                through investment primarily    0.750% next $200 million
                                in equity securities,           0.700% next $300 million
                                (including American Depository  0.650% thereafter
                                Receipts) of Japanese
                                companies.
CLOSED-END FUNDS
 The Argentina Fund, Inc.       Long term capital appreciation  Adviser:                  $  135,327,320
                                through investment primarily    1.100% of net assets
                                in equity securities of         Sub-Adviser:
                                Argentine issuers.              Paid by Adviser. 0.160%
                                                                of net assets
 The Brazil Fund, Inc.          Long term capital appreciation  1.200% to $150 million    $  429,429,751
                                through investment primarily    1.050% next $150 million
                                in equity securities of         1.000% next $200 million
                                Brazilian issuers.              0.900% thereafter
                                                                Administrator: Receives
                                                                an annual fee of $50,000
 The Korea Fund, Inc.           Long term capital appreciation  Adviser:                  $  406,244,000
                                through investment primarily    1.150% to $50 million
                                in equity securities of Korean  1.100% next $50 million
                                companies.                      1.000% next $250 million
                                                                0.950% next $400 million
                                                                0.900% thereafter
                                                                Sub-Adviser--Daewoo:
                                                                Paid by Adviser.
                                                                0.2875% to $50 million
                                                                0.275% next $50 million
                                                                0.250% next $250 million
                                                                0.2375% next $400
                                                                million
                                                                0.225% thereafter
 Montgomery Street Income       High level of current income    0.500% to $150 million    $  207,315,702
   Securities, Inc.             consistent with prudent         0.450% next $50 million
                                investment risks through a      0.400% thereafter
                                diversified portfolio
                                primarily of debt securities.
 Scudder Global High Income     High level of current income    1.200% of net assets      $   80,721,844
   Fund, Inc. (formerly The     and, secondarily, capital
   Latin America Dollar Income  appreciation through
   Fund, Inc.)                  investment principally in
                                dollar-denominated Latin
                                American debt instruments.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder New Asia Fund, Inc.    Long term capital appreciation  1.250% to $75 million     $   98,866,168
                                through investment primarily    1.150% next $125 million
                                in equity securities of Asian   1.100% thereafter
                                companies.
 Scudder New Europe Fund, Inc.  Long term capital appreciation  1.250% to $75 million     $  320,293,393
                                through investment primarily    1.150% next $125 million
                                in equity securities of         1.100% thereafter
                                companies traded on smaller or
                                emerging European markets and
                                companies that are viewed as
                                likely to benefit from changes
                                and developments throughout
                                Europe.
 Scudder Spain and Portugal     Long term capital appreciation  Adviser:                  $  112,909,567
   Fund, Inc.                   through investment primarily    1.000% of net assets
                                in equity securities of         Administrator:
                                Spanish & Portuguese issuers.   0.200% of net assets
INSURANCE PRODUCTS
 Scudder Variable Life          Maximize long term capital      0.475% to $500 million    $  676,317,582
   Investment Fund Capital      growth from a portfolio         0.450% next $500 million
   Growth Portfolio             consisting primarily of equity  0.425% on assets over
                                securities.                     $1.0 billion*
 Scudder Variable Life          Above-average capital           0.975% of net assets++    $   20,115,141
   Investment Fund Global       appreciation over the long
   Discovery Portfolio          term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 Scudder Variable Life          Long term growth of capital,    0.475% of net assets      $  163,603,606
   Investment Fund Growth and   current income and growth of
   Income Portfolio             income from a portfolio
                                consisting primarily of common
                                stocks and securities
                                convertible into common
                                stocks.
 Scudder Variable Life          Long term growth of capital     0.875% to $500 million    $  427,237,880
   Investment Fund              principally from a diversified  0.725% thereafter
   International Portfolio      portfolio of foreign equity
                                securities.
AARP FUNDS
 AARP Capital Growth Fund       Long term capital growth,       0.350% to $2 billion      $1,228,379,954
                                consistent with a share price   0.330% next $2 billion
                                more stable than other growth   0.280% next $2 billion
                                funds, through investment in a  0.260% next $3 billion
                                combination of common stocks    0.250% next $3 billion
                                and securities convertible      0.240% thereafter
                                into common stocks.             INDIVIDUAL FUND FEE
                                                                0.320% of net assets
 AARP Diversified Growth        Long term growth of capital     There will be no fee as   $   61,796,818
   Portfolio                    through investment primarily    the manager will receive
                                in AARP stock mutual funds.     a fee from the
                                                                underlying funds

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 AARP Global Growth Fund        Long term capital growth,       0.350% to $2 billion      $  148,029,373
                                consistent with a share price   0.330% next $2 billion
                                more stable than other global   0.300% next $2 billion
                                funds, through investment       0.280% next $2 billion
                                primarily in common stocks of   0.260% next $3 billion
                                established corporations in a   0.250% next $3 billion
                                wide variety of developed       0.240% thereafter
                                countries.                      INDIVIDUAL FUND FEE
                                                                0.550% of net assets
 AARP Growth and Income Fund    Long term capital growth and    0.350% to $2 billion      $6,606,012,897
                                income, consistent with a       0.330% next $2 billion
                                share price more stable than    0.300% next $2 billion
                                other growth and income mutual  0.280% next $2 billion
                                funds, through investment       0.260% next $3 billion
                                primarily in common stocks      0.250% next $3 billion
                                with above-average dividend     0.240% thereafter
                                yields and securities           INDIVIDUAL FUND FEE
                                convertible into common         0.190% of net assets
                                stocks.
 AARP International Growth and  Long term capital growth,       0.350% to $2 billion      $   20,259,062
   Income Fund                  consistent with a share price   0.330% next $2 billion
                                more stable than other          0.300% next $2 billion
                                international mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in a diversified portfolio of   0.250% next $3 billion
                                foreign common stocks with      0.240% thereafter++
                                above-average dividend yields   INDIVIDUAL FUND FEE
                                and foreign securities          0.600% of net assets
                                convertible into common
                                stocks.
 AARP Small Company Stock Fund  Long term growth of capital,    0.350% to $2 billion      $   50,271,473
                                consistent with a share price   0.330% next $2 billion
                                more stable than other small    0.300% next $2 billion
                                company stock mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in common stocks of small U.S.  0.250% next $3 billion
                                companies.                      0.240% thereafter++
                                                                INDIVIDUAL FUND FEE
                                                                0.550% of net assets
 AARP U.S. Stock Index Fund     Long term capital growth and    0.350% to $2 billion      $   38,085,073
                                income, consistent with         0.330% next $2 billion
                                greater share price stability   0.300% next $2 billion
                                than an S&P 500 Index mutual    0.280% next $2 billion
                                fund, by taking an indexing     0.260% next $3 billion
                                approach to investing in        0.250% next $3 billion
                                common stocks, emphasizing      0.240% thereafter++
                                higher dividend stocks while    INDIVIDUAL FUND FEE
                                maintaining investment          0.000% of net assets
                                characteristics otherwise
                                similar to the S&P 500 Index.

------------------------------
  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

 ++ Subject to waivers and/or expense limitations.


  * The addition of this breakpoint is effective October 1, 1998.



 ** Net asset information is not available for Scudder International Growth Fund and Scudder International Value Fund, each of which commenced operations on September 1, 1998.


 @ Net asset information is provided for the semi-annual period ended May 31, 1998.

                                KEMPER FUNDS(+)

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
EQUITY/GROWTH STYLE FUNDS
 Kemper Aggressive Growth      Capital appreciation through   0.650% of net assets      $   11,609,000
   Fund                        the use of aggressive          plus or minus an
                               investment techniques.         incentive fee based on
                                                              the performance of the
                                                              Standard & Poor's 500
                                                              Stock Index, which may
                                                              result in a fee ranging
                                                              from 0.450 of 1.000% to
                                                              0.850 of 1.000% of net
                                                              assets
 Kemper Blue Chip Fund         Growth of capital and income.  0.580% to $250 million    $  446,891,000
                                                              0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Growth Fund            Growth of capital through      0.580% to $250 million    $2,827,565,000
                               professional management and    0.550% next $750 million
                               diversification of investment  0.530% next $1.5 billion
                               securities having potential    0.510% next $2.5 billion
                               for capital appreciation.      0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Quantitative Equity    Growth of capital and          0.580% to $250 million    $   11,217,000
   Fund                        reduction of risk through      0.550% next $750 million
                               professional management of a   0.530% next $1.5 billion
                               diversified portfolio of       0.510% next $2.5 billion
                               equity securities.             0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Small Capitalization   Maximum capital appreciation.  0.650% of net assets      $1,095,478,000
   Equity Fund                                                plus or minus an
                                                              incentive fee based on
                                                              the performance of the
                                                              Standard & Poor's 500
                                                              Stock Index, which may
                                                              result in a fee ranging
                                                              from 0.350 of 1.000% to
                                                              0.950 of 1.000% of net
                                                              assets
 Kemper Technology Fund        Growth of capital.             0.580% to $250 million    $1,209,723,000
                                                              0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper Total Return Fund      The highest total return, a    0.580% to $250 million    $3,241,383,000
                               combination of income and      0.550% next $750 million
                               capital gain, consistent with  0.530% next $1.5 billion
                               reasonable risk.               0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Value + Growth Fund    Growth of capital through      0.720% to $250 million    $   97,741,000
                               professional management of     0.690% next $750 million
                               growth and value stocks.       0.660% next $1.5 billion
                                                              0.640% next $2.5 billion
                                                              0.600% next $2.5 billion
                                                              0.580% next $2.5 billion
                                                              0.560% next $2.5 billion
                                                              0.540% thereafter
EQUITY/VALUE STYLE FUNDS
 Kemper Contrarian Fund        Long-term capital              0.750% to $250 million    $  178,115,000
                               appreciation and,              0.720% next $750 million
                               secondarily, current income.   0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper Small Cap Relative     Long-term capital              0.750% to $250 million               N/A*
   Value Fund                  appreciation.                  0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter**
 Kemper Small Cap Value Fund   Long-term capital              0.750% to $250 million    $1,263,144,000
                               appreciation                   0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper U.S. Growth and        Long-term growth of capital,   0.600% to $250 million    $    3,864,000***
   Income Fund                 current income and growth of   0.570% next $750 million
                               income.                        0.550% next $1.5 billion
                                                              0.530% thereafter
 Kemper-Dreman Financial       Long-term capital              0.750% to $250 million               N/A*
   Services Fund               appreciation by investing      0.720% next $750 million
                               primarily in common stocks     0.700% next $1.5 billion
                               and other equity securities    0.680% next $2.5 billion
                               of companies in the financial  0.650% next $2.5 billion
                               services industry believed by  0.640% next $2.5 billion
                               the Fund's investment manager  0.630% next $2.5 billion
                               to be undervalued.             0.620% thereafter**

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper-Dreman High Return     High total rate of return.     0.750% to $250 million    $2,931,721,000
   Equity Fund                                                0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
GLOBAL AND INTERNATIONAL FUNDS
 Kemper Asian Growth Fund      Long-term capital growth by    0.850% to $250 million    $    6,398,000
                               investing in a diversified     0.820% next $750 million
                               portfolio of Asian equity      0.800% next $1.5 billion
                               securities.                    0.780% next $2.5 billion
                                                              0.750% next $2.5 billion
                                                              0.740% next $2.5 billion
                                                              0.730% next $2.5 billion
                                                              0.720% thereafter**
 Kemper Emerging Markets       Long-term growth of capital    1.250% of net assets**    $    1,147,000@
   Growth Fund                 primarily through equity
                               investment in emerging
                               markets around the globe.
 Kemper Emerging Markets       High current income and,       1.000% of net assets**    $    5,616,000@
   Income Fund                 secondarily, long-term
                               capital appreciation.
 Kemper Europe Fund            Long-term capital growth by    0.750% to $250 million    $   23,910,000
                               investing in a diversified     0.720% next $750 million
                               portfolio of European equity   0.700% next $1.5 billion
                               securities.                    0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper Global Blue Chip Fund  Long-term growth of capital    1.000% to $250 million    $    3,663,000@
                               through a diversified          0.950% next $750 million
                               worldwide portfolio of         0.900% thereafter**
                               marketable securities,
                               primarily equity securities.
 Kemper Global Income Fund     High current income            0.750% to $250 million    $   99,054,000
                               consistent with prudent total  0.720% next $750 million
                               return asset management by     0.700% next $1.5 billion
                               investing in a portfolio of    0.680% next $2.5 billion
                               investment grade foreign and   0.650% next $2.5 billion
                               domestic fixed income          0.640% next $2.5 billion
                               securities.                    0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper International Fund     Total return, a combination    0.750% to $250 million    $  588,069,000
                               of capital growth and income,  0.720% next $750 million
                               principally through an         0.700% next $1.5 billion
                               internationally diversified    0.680% next $2.5 billion
                               portfolio of equity            0.650% next $2.5 billion
                               securities.                    0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper International Growth   Long-term growth of capital    1.000% of net assets**    $    1,556,000@
   and Income Fund             and income, primarily from
                               foreign equity securities.

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper Latin America Fund     Long-term capital              1.250% to $250 million    $    1,441,000@
                               appreciation through           1.200% next $750 million
                               investment primarily in the    1.150% thereafter**
                               securities of Latin American
                               issuers.
ASSET ALLOCATION FUNDS
 Kemper Horizon 10+ Portfolio  A balance between growth of    0.580% to $250 million    $  106,339,000
                               capital and income,            0.550% next $750 million
                               consistent with moderate       0.530% next $1.5 billion
                               risk.                          0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Horizon 20+ Portfolio  Growth of capital and,         0.580% to $250 million    $  110,076,000
                               secondarily, income.           0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Horizon 5 Portfolio    Income consistent with         0.580% to $250 million    $   55,335,000
                               preservation of capital and,   0.550% next $750 million
                               secondarily, growth of         0.530% next $1.5 billion
                               capital.                       0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
CLOSED-END FUNDS
 The Growth Fund of Spain,     Long-term capital              1.000% of net assets(1)   $  315,059,000
   Inc.                        appreciation by investing
                               primarily in equity
                               securities of Spanish
                               companies.
ANNUITY PRODUCTS
 Kemper Blue Chip Portfolio    Growth of capital and income.  0.650% of net assets      $   18,421,000
 Kemper Contrarian Value       High rate of return.           0.750% of net assets      $  162,380,000
   Portfolio
 Kemper Global Blue Chip       Long-term growth of capital    1.000% to $250 million               N/A*
   Portfolio                   through diversified worldwide  0.950% next $750 million
                               portfolio of marketable        0.900% thereafter
                               securities, primarily equity
                               securities.
 Kemper Growth Portfolio       Maximum appreciation of        0.600% of net assets      $  563,016,000
                               capital.
 Kemper Horizon 10+ Portfolio  A balance between growth of    0.600% of net assets      $   22,553,000
                               capital and income consistent
                               with moderate risk.
 Kemper Horizon 20+ Portfolio  Growth of capital and,         0.600% of net assets      $   16,659,000
                               secondarily, income.
 Kemper Horizon 5 Portfolio    Income consistent with         0.600% of net assets      $   14,258,000
                               preservation of capital, and
                               secondarily, growth.

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper International Growth   Long-term growth of capital    1.000% of net assets                 N/A*
   and Income Portfolio        and current income, primarily
                               from foreign equity
                               securities.
 Kemper International          Total return, a combination    0.750% of net assets      $  200,046,000
   Portfolio                   of capital growth and income,
                               principally through an
                               internationally diversified
                               portfolio of equity
                               securities.
 Kemper Small Cap Growth       Maximum capital appreciation   0.650% of net assets      $  137,415,000
   Portfolio                   from a portfolio primarily
                               consisting of growth stocks
                               of small companies.
 Kemper Small Cap Value        Long-term capital              0.750% of net assets      $   76,108,000
   Portfolio                   appreciation from a portfolio
                               primarily of value stocks of
                               smaller companies.
 Kemper Total Return           High total return through a    0.550% of net assets      $  786,996,000
   Portfolio                   combination of income and
                               capital appreciation.
 Kemper Value+Growth           Growth of capital through      0.750% of net assets      $   69,094,000
   Portfolio                   professional management of a
                               portfolio of growth and value
                               stocks.
 Kemper-Dreman Financial       Long-term capital              0.750% to $250 million               N/A*
   Services Portfolio          appreciation by investing      0.720% next $750 million
                               primarily in common stocks     0.700% next $1.5 billion
                               and other equity securities    0.680% next $2.5 billion
                               of companies in the financial  0.650% next $2.5 billion
                               services industry believed by  0.640% next $2.5 billion
                               the investment manger to be    0.630% next $2.5 billion
                               undervalued.                   0.620% thereafter
 Kemper-Dreman High Return     High rate of total return.     0.750% to $250 million               N/A*
   Equity Portfolio                                           0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter

------------------------------
  (+) The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.


  * Net asset information is not available for Kemper-Dreman Financial Services Fund, which commenced operations on March 9, 1998; Kemper-Dreman High Return Equity Portfolio, which commenced operations on May 1, 1998; Kemper-Dreman Financial Services Portfolio, which commenced operations on May 4, 1998; Kemper Global Blue Chip Portfolio and Kemper International Growth and Income Portfolio, each of which commenced operations on May 5, 1998; or Kemper Small Cap Relative Value Fund, which commenced operations on May 6, 1998.


 ** Subject to waivers and/or reimbursements.

 *** Net asset information is provided as of semi-annual period ended April 30, 1998.

 @ Net asset information is provided as of semi-annual period ended March 31, 1998.

  (1) Based on average weekly net assets.

                                                                      APPENDIX 1

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

     As of June 30, 1998, 2,067,044 shares in the aggregate, 35.57% of the outstanding shares of CLASSIC GROWTH FUND--SCUDDER SHARES were held in the name of State Street Bank and Trust Company, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 9,803 shares in the aggregate, 8.11% of the outstanding shares of CLASSIC GROWTH FUND--CLASS A KEMPER SHARES were held in the name of Mary Ellen Zakoff, Trustee, FBO Joseph Mihula Revocable Trust, U/A 10/21/1994, 1040 N. Delphia Ave, Park Ridge, IL 60068, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 9,682 shares in the aggregate, 8.86% of the outstanding shares of CLASSIC GROWTH FUND--CLASS B KEMPER SHARES were held in the name of James R. Friedel and Joan A. Friedel, P.O. Box 4, Wild Rose, WI 54984.



     As of June 30, 1998, 14,274 shares in the aggregate, 13.06% of the outstanding shares of CLASSIC GROWTH FUND--CLASS B KEMPER SHARES were held in the name of Donaldson Lufkin Jenrette Securities Corp, Inc., 1 Persing Plaza, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 998 shares in the aggregate, 8.71% of the outstanding shares of CLASSIC GROWTH FUND--CLASS C KEMPER SHARES were held in the name of Urology Associates 401k, Robert M. Segaul & Others, Trustees, FBO Robert Segaul, 351 W. Tropical Way, Plantation, FL 33317, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 722 shares in the aggregate, 6.30% of the outstanding shares of CLASSIC GROWTH FUND--CLASS C KEMPER SHARES were held in the name of Donaldson Lufkin Jenrette Securities Corp, Inc., 1 Persing Plaza, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 1,217 shares in the aggregate, 10.62% of the outstanding shares of CLASSIC GROWTH FUND--CLASS C KEMPER SHARES were held in the name of T&W Forge, Inc. 401k, J. Edminister and J. Vandygriff, Trustees, FBO Karl F. Schenk, 9260 Seacrist Road, Salem, OH 44460, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,525 shares in the aggregate, 13.30% of the outstanding shares of CLASSIC GROWTH FUND--CLASS C KEMPER SHARES were held in the name of Hayes Industrial Brake, Inc., Curt Steckel, Trustee, 401k FBO Curt Steckel, 1516 Jefferson Street, West Bend, WI 53090, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,587 shares in the aggregate, 13.85% of the outstanding shares of CLASSIC GROWTH FUND--CLASS C KEMPER SHARES were held in the name of Marjorie Mostert, 5732 Oliva Avenue, Lakewood, CA 90712.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,742,902 shares in the aggregate, or 10.34% of the outstanding shares of GLOBAL DISCOVERY FUND--SCUDDER SHARES on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 1,303,135 shares in the aggregate, 7.73% of the outstanding shares of GLOBAL DISCOVERY FUND--SCUDDER SHARES were held in the name of Charles Schwab Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 7,940 shares in the aggregate, 6.04% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS A KEMPER SHARES were held in the name of National Financial Services Corp., One World Financial Center, 200 Liberty Street, #4 Floor, New York, NY 10281-1003, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 8,489 shares in the aggregate, 6.46% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS A KEMPER SHARES were held in the name of U.S. Clearing Corp., Attn: Mutual Funds Dept., 26 Broadway, New York, NY 10004, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 6,704 shares in the aggregate, 5.10% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS A KEMPER SHARES were held in the name of Everen Clearing Corp., Attn: Chris Scotto, 111 East Kilbourn Avenue, Milwaukee, WI 53202, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 7,584 shares in the aggregate, 5.77% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS A KEMPER SHARES were held in the name of Olde Discount Corporation, 751 Griswold Street, Detroit, MI 48226, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 7,199 shares in the aggregate, 7.74% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS B KEMPER SHARES were held in the name of National Financial Services Corp., One World Financial Center, 200 Liberty St., #4 Floor, New York, NY 10281, NV 89027, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 11,289 shares in the aggregate, 12.14% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS B KEMPER SHARES were held in the name of Donaldson Lufkin Jenrette Securities Corp, Inc., 1 Persing Plaza, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 2,087 shares in the aggregate, 14.26% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS C KEMPER SHARES were held in the name of National Financial Services Corp., One World Financial Center, 200 Liberty St., #4 Floor, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 1,420 shares in the aggregate, 9.70% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS C KEMPER SHARES were held in the name of Donaldson Lufkin Jenrette Securities Corp, Inc., 1 Persing Plaza, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 938 shares in the aggregate, 6.41% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS C KEMPER SHARES were held in the name of Merrill, Lynch, Pierce, Fenner & Smith for the Sole Benefit of Its Customers,
Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,297 shares in the aggregate, 8.86% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS C KEMPER SHARES were held in the name of IFTC, Trustee Custodian FBO, Douglas R. Munro IRA, 2026 Dumont Road, Timonium, MD 21093, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 1,330 shares in the aggregate, 9.09% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS C KEMPER SHARES were held in the name of BHC Securities Inc., Attn: Mutual Funds Department, FAO 32919742, One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 1,143 shares in the aggregate, 7.80% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS C KEMPER SHARES were held in the name of Everen Clearing Corp., Attn: Chris Scotto, 111 E. Kilbourn Avenue, Milwaukee, WI 53202, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     Certain accounts for which the Investment Manager acts as investment adviser owned 1,104,796 shares in the aggregate, or 5.01% of the outstanding shares of VALUE FUND--SCUDDER SHARES on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 2,813,785 shares in the aggregate, 12.77% of the outstanding shares of VALUE FUND--SCUDDER SHARES were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 28,846 shares in the aggregate, 10.97% of the outstanding shares of VALUE FUND--CLASS B KEMPER SHARES were held in the name of National Financial Services Corp., One World Financial Center, 200 Liberty St., #4 Floor, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 33,558 shares in the aggregate, 12.76% of the outstanding shares of VALUE FUND--CLASS B KEMPER SHARES were held in the name of Donaldson Lufkin Jenrette Securities Corp, Inc., 1 Persing Plaza, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 21,231 shares in the aggregate, 8.07% of the outstanding shares of VALUE FUND--CLASS B KEMPER SHARES were held in the name of Southwest Securities Inc., 1201 Elm Street, Ste. 4300, Dallas, TX 75270, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 4,958 shares in the aggregate, 16.30% of the outstanding shares of VALUE FUND--CLASS C KEMPER SHARES were held in the name of Donaldson Lufkin Jenrette Securities Corp, Inc., 1 Persing Plaza, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 5,543 shares in the aggregate, 18.22% of the outstanding shares of VALUE FUND--CLASS C KEMPER SHARES were held in the name of National Financial Services Corp., One World Financial Center, 200 Liberty St., #4 Floor, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 1,589 shares in the aggregate, 5.22% of the outstanding shares of VALUE FUND--CLASS C KEMPER SHARES were held in the name of Investors Fiduciary Trust Co. Custodian, IRA A/C John G. Rowell, 15 Warren Street, #B, Hackensack, NJ 07601, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 1,981 shares in the aggregate, 6.51% of the outstanding shares of VALUE FUND--CLASS C KEMPER SHARES were held in the name of US Bancorp Investments, Inc., Attn: Michelle Anderson, 100 S. 5th Street, Suite 1400, Minneapolis, MN 55402, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                      APPENDIX 2

                    FUND SHARES OWNED BY TRUSTEES/DIRECTORS+

                                                                                                                     ALL CURRENT
                                                                                                                       TRUSTEES
                                                                                                                     AND OFFICERS
          FUND NAME(1)            BECTON    DRISCOLL    FREEMAN    LOVEJOY    MARPLE    PIERCE    QUIRK    TEMPEL     AS A GROUP
          ------------            ------    --------    -------    -------    ------    ------    -----    ------    ------------
Investment Trust
 Classic Growth Fund               289       1,395        600*       564        87       --        --       261*        2,336

---------------

* Shares acquired after 6/30/98

+ The information as to beneficial ownership is based on statements furnished to each Trust/Corporation by each Trustee/Director.


(1) Unless otherwise noted, beneficial ownership is based on sole voting and investment power. On June 30, 1998, each Trustee's individual shareholdings of a Fund constitutes less than 1/4 of 1% of the shares outstanding of such Fund. As a group, on June 30, 1998, the Trustees and officers own less than 1/4 of 1% of the shares of the Fund.


           FUND NAME(1)              BANCROFT    BOLTON    BURGIN    DEVINE    FOX    LUERS    NOLEN    PIERCE    QUIRK    SPERO
           ------------              --------    ------    ------    ------    ---    -----    -----    ------    -----    -----
Value Equity Trust
 Value Fund                           7,835       218*      --       5,960(2)  565     --       --       --        --       --

                                     ALL CURRENT
                                       TRUSTEES
                                     AND OFFICERS
           FUND NAME(1)               AS A GROUP
           ------------              ------------
Value Equity Trust
 Value Fund                             31,831(3)

---------------

* Shares acquired after June 30, 1998.


(1) Unless otherwise noted, beneficial ownership is based on sole voting and investment power. On June 30, 1998, each Trustee's individual shareholdings of any Fund constitutes less than 1/4 of 1% of the shares outstanding of such Fund. As a group, on June 30, 1998, the Trustees and officers own less than 1/4 of 1% of the shares of the Fund.


(2) Mr. Devine's shares in Value Fund are held with shared investment and voting power.

(3) As a group, on June 30, 1998, the Trustees and officers of Value Fund held 8,492 shares with sole investment and voting power, 16,696 shares with shared investment and voting power, and 6,641 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper Investments, Inc. serves as Trustee.


           FUND NAME(1)              BANCROFT    BOLTON    BRATT++    DEVINE    FOX    GLEYSTEEN    LUERS    PIERCE    QUIRK
           ------------              --------    ------    -------    ------    ---    ---------    -----    ------    -----
Global/International Fund, Inc.
 Global Discovery Fund                 --         541       2,183      --       --       1,651       --      24,077(2)  --

                                              ALL CURRENT
                                               DIRECTORS
                                              AND OFFICERS
           FUND NAME(1)              SPERO     AS A GROUP
           ------------              -----    ------------
Global/International Fund, Inc.
 Global Discovery Fund                --         71,416(3)


---------------


(1) Unless otherwise noted, beneficial ownership is based on sole voting and investment power. As of June 30, 1998, each Director's individual shareholdings of any Fund constitutes less than 1/4 of 1% of the shares outstanding of such Fund. As a group, as of June 30, 1998, the Directors and officers own less than 1/4 of 1% of the shares of the Fund.


(2) Mr. Pierce's total in Global Discovery Fund includes 896 shares held by members of his family, 6,401 shares held with shared investment and voting power and 18,067 shares held with sole investment and no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for Scudder Kemper Investments, Inc. serves as Trustee.

(3) As a group, on June 30, 1998, the Directors and officers of Global Discovery Fund held 5,487 shares with sole investment and voting power, 11,060 shares with shared investment and voting power and 54,868 shares with sole investment and no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for Scudder Kemper Investments, Inc. serves as Trustee.


++ Mr. Bratt serves as President with respect to all series of Global/International Fund, Inc., except for Scudder Global Fund.

                                                                      APPENDIX 3

                  INVESTMENT MANAGEMENT FEE RATES, NET ASSETS
                   AND AGGREGATE MANAGEMENT FEES OF EACH FUND

                                                                                              AGGREGATE
                                                                      MANAGEMENT              MANAGEMENT
            FUND              FISCAL YEAR    NET ASSETS                FEE RATE+                 FEE
            ----              -----------    ----------               ----------              ----------
Classic Growth Fund             8/31/97     $ 53,225,783   0.70% of average daily net assets  $      0++
Global Discovery Fund          10/31/97     $349,121,954   1.10% of average daily net assets  $3,960,949
Value Fund                      9/30/97     $297,979,779   0.70% of average daily net assets  $1,073,855

------------------------------
  + The management fee rates shown are for each Fund's most recently completed fiscal year.

 ++ After waivers and/or expense limitations.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                      APPENDIX 4

                               DATES RELATING TO
                        INVESTMENT MANAGEMENT AGREEMENTS

                                                                        NEW       TERMINATION
                                                        FORMER      INVESTMENT       DATE
                                                      INVESTMENT    MANAGEMENT      (UNLESS
                                         DATE OF      MANAGEMENT     AGREEMENT    CONTINUED)
                                          FORMER      AGREEMENT        LAST         FOR NEW
                         COMMENCEMENT   INVESTMENT       LAST       APPROVED BY   INVESTMENT
                              OF        MANAGEMENT   APPROVED BY     TRUSTEES/    MANAGEMENT
         FUND             OPERATIONS    AGREEMENT    SHAREHOLDERS    DIRECTORS     AGREEMENT
         ----            ------------   ----------   ------------   -----------   -----------
Classic Growth Fund          9/9/96      12/31/97     10/24/97        8/10/98       9/30/99
Global Discovery Fund       9/10/91      12/31/97     10/27/97         8/6/98       9/30/99
Value Fund                 12/31/92      12/31/97     10/27/97         8/6/98       9/30/99

                                                                      APPENDIX 5

                   TRUSTEES/DIRECTORS AND OFFICERS ASSOCIATED
                              WITH SCUDDER KEMPER


NAME                  POSITION WITH TRUSTS/CORPORATION   ASSOCIATION WITH SCUDDER KEMPER
----                  --------------------------------   -------------------------------
Daniel Pierce         Chairman of the Board, Director    Managing Director
                      and Vice President of
                      Global/International Fund, Inc.;
                      President and Trustee of
                      Investment Trust and Value
                      Equity Trust
Thomas W. Joseph      Vice President                     Senior Vice President
Thomas F. McDonough   Vice President and Secretary       Senior Vice President
John R. Hebble        Treasurer                          Senior Vice President
Kathryn L. Quirk      Director, Vice President and       Managing Director
                      Assistant Secretary of Global/
                      International Fund, Inc.;
                      Trustee, Vice President and
                      Assistant Secretary of
                      Investment Trust and Value
                      Equity Trust
Caroline Pearson      Assistant Secretary                Senior Vice President
Valerie F. Malter     Vice President of Investment       Senior Vice President
                      Trust
Bruce F. Beaty        Vice President of Investment       Senior Vice President
                      Trust
Philip S. Fortuna     Vice President of Investment       Managing Director
                      Trust
William F. Gadsden    Vice President of Investment       Managing Director
                      Trust
Robert T. Hoffman     Vice President of Investment       Managing Director
                      Trust
Nicholas Bratt        President of                       Managing Director
                      Global/International Fund, Inc.
                      (all Funds except Scudder Global
                      Fund)
Susan E. Dahl         Vice President of Global/          Managing Director
                      International Fund, Inc.
Gary P. Johnson       Vice President of Global/          Managing Director
                      International Fund, Inc.
Gerald J. Moran       Vice President of Global/          Senior Vice President
                      International Fund, Inc.
M. Isabel Saltzman    Vice President of Global/          Managing Director
                      International Fund, Inc.
Donald E. Hall        Vice President of Value Equity     Managing Director
                      Trust
Kathleen Millard      Vice President of Value Equity     Managing Director
                      Trust

                                                                      APPENDIX 6


                          FEES TO SFAC, SSC AND STC(*)


                                      FISCAL     AGGREGATE FEE    AGGREGATE FEE    AGGREGATE FEE
               FUND                    YEAR         TO SFAC          TO SSC           TO STC
               ----                   ------     -------------    -------------    -------------
Classic Growth Fund                   8/31/97      $  8,333         $ 10,012         $    484
Global Discovery Fund                10/31/97      $207,838         $851,578         $186,872
Value Fund                            9/30/97      $ 50,128         $445,397         $ 80,120

---------------

(*) Information is provided with respect to each Fund's Scudder Shares class only. Each of Class A, B and C of each Fund did not commence operations until April 16, 1998.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 [SCUDDER LOGO]

For more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-248-2681.

                                                                        SD CONV.

                                                   PLEASE VOTE YOUR PROXY TODAY!


                                                         YOUR VOTE IS IMPORTANT!


                                                 PLEASE SIGN AND RETURN PROMPTLY


                                          IN THE ENCLOSED POSTAGE PAID ENVELOPE.


PROXY                            [NAME OF FUND]                            PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               SPECIAL MEETING OF SHAREHOLDERS--DECEMBER 17, 1998



    The undersigned hereby appoints Bruce H. Goldfarb, Kathryn L. Quirk, Thomas
F. McDonough and Daniel Pierce and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, on Thursday, December 17, 1998 at 10:00 a.m., Eastern time, and at any adjournments thereof.



    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.



    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper Investments, Inc. or Zurich Insurance Company, recommend that you vote FOR each item. Please vote by filling in the boxes below.



1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.



                  [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN



2. To approve the revision of the Fund's fundamental lending policy.



                  [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN


    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.


                                             Dated



                     --------------------------------------------------------- ,
                                             1998


                                             Please sign exactly as your name or
                                             names appear. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             your full title as such.

                                             -----------------------------------

                                               Signature(s) of Shareholder(s)

                                                                October 29, 1998


Kemper

Important News
Important News
                                                    for Kemper Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      Q&A
                             QUESTIONS AND ANSWERS

Q WHAT IS HAPPENING?

A Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or your Fund, we are asking the Fund's shareholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund. The following pages give you additional information about Zurich Financial Services, the new investment management agreement and certain other matters. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

Q WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT MANAGEMENT AGREEMENT?


A As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund shareholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new investment management agreement, subject to receipt of shareholder approval within 150 days. Accordingly, we are seeking shareholder approval of the new investment management agreement with your Fund.


                                                       KEMPER LOGO   KEMPER LOGO

Q HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A We do not expect the transaction to affect you as a Fund shareholder. Your Fund and your Fund's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. The new investment management agreement is substantially identical to the former investment management agreement, except for the dates of execution and termination and the addition, for Value Fund, of a breakpoint in the fee structure. Similarly, the other service arrangements between your Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected by the transaction. If shareholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q WILL THE INVESTMENT MANAGEMENT FEES INCREASE?

A No, the investment management fee rates paid by your Fund will remain the same. For Value Fund, effective investment management fee rates may even decrease in the future, as a result of the addition of a breakpoint in the fee structure (as described in the enclosed Proxy Statement under "Differences Between the Former and New Investment Management Agreements").

Q WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A In order to save your Fund the expense of a subsequent meeting, a vote is also being sought for a revision of your Fund's fundamental lending policy to give the Board of your Fund discretionary authority to permit your Fund to enter into interfund lending arrangements, subject to Securities and Exchange Commission approval.


Q HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?


A After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper or Zurich, recommend that you vote FOR the Proposals on the enclosed proxy card(s).

Q WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A No, Zurich or its affiliates will bear these costs.

Q WHOM DO I CALL FOR MORE INFORMATION?

A Please call Shareholder Communications Corporation, your Fund's information agent, at (800) 248-2681.

                              ABOUT THE PROXY CARD


                        Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have.



                        Please vote all


 issues shown on each proxy card that you receive.



 Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On all Items, mark--For, Against or Abstain. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.



 We appreciate your continuing support and look forward to serving your future investment needs.



 THANK YOU FOR MAILING YOUR PROXY


 CARD PROMPTLY!


PROXY CARD SAMPLE

                                INVESTMENT TRUST
                               VALUE EQUITY TRUST

                            Two International Place
                          Boston, Massachusetts 02110

                        GLOBAL/INTERNATIONAL FUND, INC.

                                345 Park Avenue
                            New York, New York 10154


                                                                October 29, 1998


Dear Shareholders:

     Zurich Insurance Company, the majority owner of Scudder Kemper Investments, Inc., has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the majority owner of Scudder Kemper. As a result of this transaction, we are asking the shareholders of each of the funds for which Scudder Kemper acts as investment manager, including your Fund, to approve a new investment management agreement with Scudder Kemper.

     The Zurich-B.A.T transaction should not affect you as a Fund shareholder. Your Fund shares will not change, the advisory fee rates and expenses paid by your Fund will not increase and the investment objectives of your Fund will remain the same.


     Shareholders are also being asked to approve certain other matters that have been set forth in the Notice of Meetings. AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE NEW INVESTMENT MANAGEMENT AGREEMENT. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETINGS FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.


     Because all of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,

/s/ Daniel Pierce
Daniel Pierce
President
Investment Trust
Value Equity Trust

Chairman
Global/International Fund, Inc.

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                        GLOBAL/INTERNATIONAL FUND, INC.
                                INVESTMENT TRUST
                               VALUE EQUITY TRUST

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

     Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each of Classic Growth Fund, Global Discovery Fund and Value Fund (each a "Fund" and, collectively, the "Funds"), each a series of Investment Trust (a "Trust"), Global/International Fund, Inc. (the "Corporation") and Value Equity Trust (a "Trust" and, together with Investment Trust, the "Trusts"), respectively, will be held jointly at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 17, 1998, at 10:00 a.m., Eastern time, for the following purposes:

        PROPOSAL 1:    To approve a new investment management agreement for each
                       Fund with Scudder Kemper Investments, Inc.; and

        PROPOSAL 2:    To approve the revision of each Fund's fundamental
                       lending policy.

     The appointed proxies will vote in their discretion on any other business as may properly come before a Special Meeting or any adjournments thereof.

     Holders of record of shares of each Fund at the close of business on October 19, 1998 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

                                   By Order of the Boards of Trustees/Directors,

                                                         /s/ Thomas F. McDonough
                                                             Thomas F. McDonough
                                                                       Secretary


October 29, 1998


IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS. IF YOU CAN ATTEND THE SPECIAL MEETINGS AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                                INVESTMENT TRUST
                               VALUE EQUITY TRUST

                            Two International Place
                          Boston, Massachusetts 02110

                        GLOBAL/INTERNATIONAL FUND, INC.

                                345 Park Avenue
                            New York, New York 10154

                             JOINT PROXY STATEMENT

GENERAL


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the "Board") of each of the Trusts/ Corporation listed above (each Trust is a "Trust," collectively, the "Trusts" and the Corporation is the "Corporation") for use at the Special Meeting of Shareholders of each of the following series of the Trusts/Corporation: Classic Growth Fund of Investment Trust, Global Discovery Fund of Global/International Fund, Inc. and Value Fund of Value Equity Trust (each such series is referred to herein as a "Fund" and, collectively, the "Funds"), to be held jointly at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 17, 1998 at 10:00 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").


     In the descriptions of the Proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is. In addition, in this Proxy Statement, for simplicity, actions are described as being taken by a Fund that is a series of a Trust or the Corporation, although all actions are actually taken by the respective Trust or Corporation on behalf of the applicable series.


     This Proxy Statement, the Notice of Special Meetings and the proxy cards are first being mailed to shareholders on or about October 29, 1998 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.


     The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority, in the case of Classic Growth Fund and Value Fund, and one-third, in the case of Global Discovery Fund, of the shares of a Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of each Fund.

     Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote on each Proposal, each of which requires the approval of a specified percentage of the outstanding shares of each Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting with respect to each Proposal.

     Shareholders of each Fund will vote separately with respect to each Proposal.

     Holders of record of the shares of each Fund at the close of business on October 19, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of June 30, 1998, there were 6,072,786 shares of Classic Growth Fund outstanding, 17,117,704 shares of Global Discovery Fund outstanding and 22,741,712 shares of Value Fund outstanding.

     Appendix 1 sets forth the beneficial owners of at least 5% of a Fund's shares. To the best of each Trust's/Corporation's knowledge, as of June 30, 1998, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 1.


     Appendix 2 hereto sets forth the number of shares of each Fund owned directly or beneficially by the Trustees/Directors of the relevant Board and the number of shares of Global Discovery Fund owned directly or beneficially by the President of Global/International Fund, Inc.


     Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-225-2470 or writing the Fund, c/o Scudder Kemper Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement.

                          PROPOSAL 1: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder Kemper acts as the investment manager to each Fund pursuant to an investment management agreement entered into by each Fund and Scudder Kemper. The investment management agreement in effect between each Fund and Scudder Kemper prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as a "Former Investment Management Agreement," collectively, the "Former Investment Management Agreements." The investment management agreement currently in effect between each Fund and Scudder Kemper, which is also described below, was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as a "New Investment Management Agreement," collectively, the "New Investment Management Agreements" and, together with the Former Investment Management Agreements, the "Investment Management Agreements." (Scudder Kemper is sometimes referred to in this Proxy Statement as the "Investment Manager.")

     The information set forth in this Proxy Statement and the accompanying materials concerning the Transaction, Scudder Kemper, Zurich, B.A.T and their respective affiliates has been provided to the Funds by Scudder Kemper based upon information that Scudder Kemper received from Zurich and its affiliates.

     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidi-ary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of each Fund's investment management agreement with Scudder. Consequently, the Former Investment Management Agreement between each Fund and Scudder Kemper was approved by each Trust's/Corporation's Board and by each Fund's shareholders.

     The Zurich-B.A.T Transaction. On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

     In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., 22 Arlington Street, London, England SW1A 1RW, United Kingdom, which held B.A.T's financial services businesses.

     Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"), in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

     Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

                       [ZURICH FINANCIAL SERVICES CHART]

     Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

     The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

     The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

     The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

     Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

     The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.

     The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; Eagle Star Reinsurance Company Ltd., UK ("Eagle Star") (which Zurich Financial Services has agreed to sell to GE Capital); Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

     Zurich has informed the Funds that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

     Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in Scudder Kemper (which are discussed below under "Investment Manager") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting Scudder Kemper without the approval of Scudder Kemper directors elected by the non-Zurich shareholders of Scudder Kemper.

     Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of each Fund's Former Investment Management Agreement with Scudder Kemper. As required by the 1940 Act, each of the Former Investment Management Agreements provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between each Fund and Scudder Kemper was approved by the Board members of each Fund and is now being proposed for approval by shareholders of each Fund. Scudder Kemper has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting each Fund to obtain shareholder approval of its New Investment Management Agreement within 150 days after the consummation of the Transaction, which occurred on September 7, 1998 (and, consequently, within 150 days after the termination of its Former Investment Management Agreement), instead of before the consummation of the Transaction. Pursuant to the exemptive order, each Fund's investment management fees are being held in escrow until the earlier of shareholder approval of the Fund's New Investment Management Agreement or the expiration of the 150 day period. A copy of the master form of New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND IS SUBSTANTIALLY IDENTICAL TO THE CORRESPONDING FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION AND, IN THE CASE OF VALUE FUND, THE ADDITION OF A BREAKPOINT IN THE FEE STRUCTURE. In addition, the portfolio managers for each Fund will not change as a result of the Transaction. The material terms of the Investment Management Agreements are described under " Description of the Investment Management Agreements" below.

BOARD'S RECOMMENDATION

     On August 6, 1998 for Global/International Fund, Inc. and Value Equity Trust and on August 12, 1998 for Investment Trust, the Board of each Trust/ Corporation met and the Board members of each Trust/Corporation, including the Board members who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) (the "Non-Interested Trustees/Directors" or "Non-Interested Board members") of any such party, voted to approve the New Investment Management Agreements and to recommend approval to the shareholders of each applicable Fund. On September 15, 1998, the Board members of Value Equity Trust approved an amendment adding a breakpoint to the New Investment Management Agreement applicable to Value Fund, effective October 1, 1998 (also described below).

     For information about the Boards' deliberations and the reasons for their recommendation, please see "Board's Evaluation" below.

BOARD'S EVALUATION

     The Non-Interested Board members of each Trust/Corporation have been aware of the proposed Zurich-B.A.T Transaction since the announcement of the Agreement in Principle on October 16, 1997. The Board members of each Trust/Corporation were kept informed by Scudder Kemper of significant subsequent developments regarding the Transaction, including the execution of the Merger Agreement on December 22, 1997 and the receipt of necessary regulatory approvals.

     In the course of the annual review by the Non-Interested Board members of the continuance of the investment management agreements between each Fund and Scudder Kemper, Scudder Kemper furnished the Board members with detailed information regarding the proposed Transaction, including information provided to the shareholders of Zurich and B.A.T and information regarding the structure of the Transaction, the resulting ownership and governance arrangements of Zurich and the investment management business of B.A.T expected to be acquired by Scudder Kemper following completion of the Transaction. The Non-Interested Board members had the opportunity to consider this information with the assistance of their independent counsel and to ask questions of Scudder Kemper representatives. In the course of these deliberations, Scudder Kemper advised the Non-Interested Board members that the proposed Transaction would not have a material effect on the operations of the Funds or on their shareholders.

     During the course of their deliberations, the Non-Interested Trustees/ Directors considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder Kemper to the Funds; the necessity of Scudder Kemper's maintaining and enhancing its ability to retain and attract capable personnel to serve the Funds; the increased complexity of the domestic and international securities markets; the investment record of Scudder Kemper in managing the Funds; Scudder Kemper's profitability with respect to the Funds and the other investment companies managed by Scudder Kemper before marketing expenses paid by Scudder Kemper; possible economies of scale; comparative data as to investment performance, advisory fees and expense ratios; Scudder Kemper's expenditures in developing worthwhile and innovative shareholder services for the Funds; improvements in the quality and scope of the shareholder services provided to the Funds' shareholders; the possible benefits to the Funds and their shareholders from payments made under the Administrative Services Agreements and Rule 12b-1 Plans and the risks assumed by Scudder Kemper; the advantages and possible disadvantages to the Funds of having an adviser of the Funds which also serves other investment companies as well as other accounts; possible benefits to Scudder Kemper from serving as adviser and from affiliates of Scudder Kemper serving as principal underwriter, transfer agent, fund accounting agent and administrative services agent of the Funds; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder Kemper and the continuance of appropriate incentives to assure that Scudder Kemper will continue to furnish high quality services to the Funds; and various other factors. The Non-Interested Board members of each Trust/Corporation considered the foregoing factors with respect to each of the applicable Funds.

     The Board of each Trust/Corporation was advised that Zurich intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, each of the Boards was in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. Zurich or its affiliates will pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Funds and the Non-Interested Trustees/Directors.

     In addition to the foregoing factors, the Non-Interested Trustees/Directors gave careful consideration to the likely impact of the Transaction on the Scudder Kemper organization. In this regard, the Non-Interested Trustees/Directors considered, among other things, the fact that the Transaction does not appear to alter in any material respect the substantial autonomy afforded to Scudder Kemper executives over Scudder Kemper's operations, the equity participation and incentives for many Scudder Kemper employees, or Zurich's strategy for the development of its asset management business through Scudder Kemper. Based on the foregoing, the Non-Interested Trustees/Directors concluded that the Transaction should cause no reduction in the quality of services provided to the Funds and believe that the Transaction should enhance Scudder Kemper's capabilities and strengths.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENTS

     Except as disclosed below, all Former and New Investment Management Agreements are substantially identical. Under the Investment Management Agreements, Scudder Kemper provides each Fund with continuing investment management services. The Investment Manager also determines which securities should be purchased, held, or sold, and what portion of each Fund's assets should be held uninvested, subject to each Trust's/Corporation's Charter, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees/Directors may have determined.

     Each Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, and render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company, including, but not limited to, preparing reports to and meeting materials for each Trust's/Corporation's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of each Trust's/Corporation's Board.

     Each Investment Management Agreement also provides that the Investment Manager is not required to pay any expenses of any activity primarily intended to result in the sale of Fund securities if and to the extent that (i) the expenses are to be borne by a principal underwriter acting as the distributor; or (ii) the Fund has adopted a Rule 12b-1 Plan providing for the assumption of some or all of those expenses. Under each Investment Management Agreement, each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-Interested Trustees/Directors; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' and other meetings and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees/Directors of each Trust/Corporation with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust/Corporation; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees/Directors, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees/Directors, officers and employees as may duly be elected officers of each Trust/Corporation, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees/Directors not affiliated with the Investment Manager. Under each Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees/Directors and officers of each Trust/Corporation who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of each Trust/Corporation, or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by each Trust/Corporation to any of its officers or Trustees/Directors who were affiliated with the Investment Manager.

     In return for the services provided by the Investment Manager as investment manager and the expenses it assumes under each Investment Management Agreement, each Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Fund under the Investment Management Agreements is set forth in Appendix 3 hereto. As of the end of each Fund's last fiscal year, each Fund had net assets and paid an aggregate management fee to the Investment Manager during such period as also set forth in Appendix 3 hereto.

     Each Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement. Each Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner. In addition, each Investment Management Agreement identifies Scudder Kemper as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc.," and "Scudder, Stevens & Clark, Inc." (together the "Scudder Marks"). Under this license, each Trust/Corporation, with respect to each of its Funds, if any, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's/Corporation's investment products and services. This license continues only as long as the Investment Management Agreement or any other investment advisory agreement is in place, and only as long as Scudder Kemper continued to be a licensee of the Scudder Marks from Scudder Trust Company, which is the owner and licensor of the Scudder Marks. As a condition of the license, each Trust/ Corporation, on behalf of each of its Funds, if any, undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Scudder Marks or ownership by Scudder Trust Company and the obligation to use the name within commercially reasonable standards of quality. In the event the agreement is terminated, each Trust/Corporation, on behalf of each of its Funds, if any, must not use a name likely to be confused with those associated with the Scudder Marks. Lastly, each Investment Management Agreement contains a provision stating that it supersedes all prior agreements.

     Each Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. As stated above, each Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder Kemper or one of its predecessors has acted as the Investment Manager for each Fund since each Fund commenced operations as shown in Appendix 4 hereto. Also shown in Appendix 4 is the date of each Former Investment Management Agreement, the date when each Former Investment Management Agreement was last approved by the shareholders of each Fund, the date when each New Investment Management Agreement was last approved by the Trustees/Directors of each Fund and the date to which each New Investment Management Agreement was last continued. Each Former Investment Management Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act, in connection with the Scudder-Zurich Transaction.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreement for each Fund, which is currently in effect, is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. Each New Investment Management Agreement will be in effect for an initial term ending on September 30, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-Interested Trustees/Directors, cast in person at a meeting called for such purpose. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, it will terminate. In such event, each Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreements are substantially identical to the Former Investment Management Agreements, except for the dates of execution and termination. In addition, the New Investment Management Agreement of Value Fund has been amended to add a breakpoint in the Fund's fee structure. The New Investment Management Agreement, as amended, of Value Fund provides for an additional breakpoint, which reduces fees payable to the Investment Manager as assets increase, effective as of October 1, 1998. The new breakpoint has been added at the $500 million level, reducing the fee on assets over $500 million from 0.70% to 0.65%.

INVESTMENT MANAGER

     Scudder Kemper, an indirect subsidiary of Zurich which resulted from the combination of the businesses of Scudder and Kemper in connection with the Scudder-Zurich Transaction, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office (and the home offices of Zurich Financial Services and Zurich Allied AG) is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Investment Manager, with the balance owned by the Investment Manager's officers and employees.

     As stated above, Scudder Kemper is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani(#) is the President, Chief Executive Officer and Director, Stephen R. Beckwith(#) is the Treasurer and Chief Financial Officer, Kathryn L. Quirk(#) is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong(#) is a Corporate Vice President and

------------------------------

*   Mythenquai 2, Zurich, Switzerland

(#) 345 Park Avenue, New York, New York

Director, Cornelia M. Small(#) is a Corporate Vice President and Director, Laurence Cheng* is a Director and, effective November 1, 1998, each of Gunther Gose* and William H. Bolinder(+) is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn
L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich Financial Services; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich Financial Services. Appendix 5 includes information regarding each Trustee/ Director and officer of each Trust/Corporation who is associated with Scudder Kemper.


     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of the Investment Manager.

     In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December, 1997, Daniel Pierce, a Trustee/Director of each Trust/Corporation, sold 85.4% of his holdings in Scudder to Zurich for cash.

     Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

     The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment manage-

------------------------------

(#) 345 Park Avenue, New York, New York

* Mythenquai 2, Zurich, Switzerland

(+ )1400 American Lane, Schaumburg, Illinois ment and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

     Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.


     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, computes net asset value for each Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the Scudder Shares class (the "Scudder Shares") of each Fund. Kemper Service Company ("KSC"), an affiliate of Scudder Kemper, serves as transfer agent and dividend-paying agent for the Class A, B and C Shares (the "Kemper Shares") of each Fund. Scudder Trust Company ("STC"), an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a subsidiary of Scudder Kemper, provides information and administrative services for Kemper Shares shareholders of each Fund. KDI is also the principal underwriter and distributor of each Fund's Kemper Shares and acts as agent of each Fund in the sale of its Kemper Shares. For the Class B Shares and Class C Shares of each Fund, KDI receives a Rule 12b-1 distribution fee of 0.75% of average daily net assets of each such class. The table provided in Appendix 6 sets forth for each Fund (or class, where appropriate) the respective fees paid to SFAC, SSC and STC during the last fiscal year of each Fund. The information provided in Appendix 6 does not include information regarding any Fund's Class A, B or C shares because each such class did not commence operations until April 16, 1998.


     SFAC, SSC, KSC, STC and KDI will continue to provide fund accounting, transfer agency (with respect to SSC and KSC), subaccounting and recordkeeping, and underwriting, administrative and distribution services, respectively, to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved.

     Exhibit B sets forth (as of each fund's last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to any of the Funds. (See Appendix 3 for information regarding the management fee rate, net assets and aggregate management fee paid for each Fund.)

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Funds for this service. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder Kemper may consider sales of shares of the Funds and of Kemper funds advised by Scudder Kemper. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper may place such orders with brokers and dealers who supply research, market and statistical information to a Fund or to Scudder Kemper. Scudder Kemper is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. Allocation of portfolio transactions is supervised by Scudder Kemper.

         THE BOARD MEMBERS OF EACH TRUST/CORPORATION RECOMMEND THAT THE
          SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 1.

              PROPOSAL 2: APPROVAL OF THE REVISION OF EACH FUND'S
                           FUNDAMENTAL LENDING POLICY

     This Proposal seeks shareholder approval of a change to each Fund's fundamental lending policy. The 1940 Act requires an investment company to adopt policies with respect to certain activities, including the making of loans by the fund, which can be changed only by a shareholder vote (i.e., "fundamental" policies). The proposed change would permit each Fund to engage in lending in a manner and to the extent permitted by applicable law. The proposed change would, therefore, permit each Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into lending arrangements, including lending agreements under which the funds advised by Scudder Kemper could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility ("Interfund Lending Arrangements"). The Boards have no present intention to engage in lending other than that permitted under each Fund's current fundamental lending policy. Each of the Funds believes that the flexibility provided by this policy change could possibly reduce substantially the Fund's borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Fund's circumstances. Certain other fund groups have obtained the exemptive relief necessary to permit the funds to engage in lending and borrowing among the funds advised by the same adviser. Approval of the revision to each Fund's lending policy requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of that Fund. If the shareholders of any Fund fail to approve the proposed fundamental policy, that Fund's current policy will remain in effect. The Board members of each Trust/Corporation recommend that the shareholders of each Fund vote in favor of the Proposal. The proposed change to each Fund's fundamental lending policy is discussed in detail below.

LENDING POLICY

     The current policy of each Fund prohibits the making of loans, except loans of portfolio securities and to the extent the entry into repurchase agreements and the purchase of debt securities or interests in indebtedness in accordance with the Fund's investment objectives and policies are deemed to be loans. The proposed policy, unlike the current policy, does not specify the particular types of lending in which each Fund is permitted to engage; instead, the proposed policy permits each Fund to lend only in a manner and to an extent in accordance with applicable law. Accordingly, each Fund's fundamental lending policy would be revised as follows (with additions to the policy underscored and deletions to the policy struck through):

          As a matter of fundamental policy, the Fund may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objectives and policies may be deemed to be loans.

DISCUSSION

     Management believes that there may be advantages to these Interfund Lending Arrangements as compared with other arrangements currently in place for some of the Funds. Currently, some of the Funds, in effect, lend money to banks and broker-dealers by entering into repurchase agreements or purchasing other short-term instruments. Other Funds borrow money from the same or other banks for temporary purposes to satisfy redemption requests or to cover other unanticipated cash shortfalls. Many of the Funds have entered into uncommitted lines of credit with banks under which the banks may, but are not required to, lend money to the Funds to meet the Funds' temporary cash needs. If a Fund were to borrow money from a bank under its current line of credit agreement, the Fund would pay interest on the borrowed cash at a rate that would be significantly higher than the rate that would be earned by other (non-borrowing) Funds on investments in repurchase agreements and other short-term instruments of the same maturity as the bank loan. The Funds believe this differential represents the bank's profit for serving as "middleman" between borrower and lender. Other bank loan arrangements, such as committed lines of credit into which certain Funds have entered, require the Funds to pay substantial commitment fees in addition to the interest rate to be paid by the borrowing Fund.

     The 1940 Act generally prohibits one fund from lending money or other property to or borrowing money or other property from another fund having the same investment adviser (currently, in order to be able to participate in these lending or borrowing arrangements, a fund must first receive an exemptive order from the SEC). If the revised policy is adopted, each Board would have discretion to request an order from the SEC to permit the Funds to enter into Interfund Lending Arrangements consistent with their respective investment objectives and policies.

     Each Fund's current borrowing policy would permit the Fund to engage in the contemplated Interfund Lending Arrangements; thus no corresponding revision of that policy is being sought. Each Fund currently has a non-fundamental policy, which may be changed without a shareholder vote, limiting borrowings in certain circumstances that, unless changed by Board action, restrict a Fund's ability to borrow through Interfund Lending Arrangements. The Funds anticipate that the Interfund Lending Arrangements may provide a borrowing Fund with savings when the Fund's cash position is insufficient to meet temporary cash requirements arising, for example, when redemptions exceed anticipated volumes. When a Fund is forced to liquidate portfolio securities to meet redemption requests, the proceeds of which are normally paid the next day after receipt of the request immediately, the Fund often does not receive payment in settlement on a sale of portfolio securities for up to three days (or longer, when a Fund sells foreign securities). The Interfund Lending Arrangements would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. In addition, Funds making short-term cash loans directly to other Funds would earn interest at a higher rate than they otherwise could obtain from investing their cash through repurchase agreements or otherwise. Although Interfund Lending Arrangements may reduce the Funds' borrowing costs, enhance their ability to earn higher rates of interest on short-term lendings, and substantially reduce the Funds' need to borrow from banks, the Funds may also continue to maintain uncommitted or committed lines of credit or other borrowing arrangements with banks as an added measure of safety and liquidity.

 THE BOARD MEMBERS OF EACH TRUST/CORPORATION RECOMMEND THAT THE SHAREHOLDERS OF
                  EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of each Trust/Corporation, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees/Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-248-2681. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust/Corporation, c/o Scudder Kemper Investments, Inc., at the address for each Trust/Corporation shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Board member is aware of any matters that will be presented for action at a Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees/Directors,

/s/ Thomas F. McDonough
Thomas F. McDonough
Secretary

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                       EXHIBIT A

                                 MASTER FORM OF

                      NEW INVESTMENT MANAGEMENT AGREEMENT


  (Underscored items in brackets are applicable to Investment Trust and Value
                              Equity Trust only.)


     (Items in brackets that are not underscored are applicable to Global/
                        International Fund, Inc. only.)

     (INVESTMENT TRUST/VALUE EQUITY TRUST)(GLOBAL/INTERNATIONAL FUND, INC.)

                   (TWO INTERNATIONAL PLACE)(345 PARK AVENUE)

            (BOSTON, MASSACHUSETTS 02110)(NEW YORK, NEW YORK 10154)

                                                               September 7, 1998

Scudder Kemper Investments, Inc.
(Two International Place)(345 Park Avenue)
(Boston, Massachusetts 02110)(New York, New York 01054)

                        INVESTMENT MANAGEMENT AGREEMENT
             [CLASSIC GROWTH FUND/GLOBAL DISCOVERY FUND/VALUE FUND]

Ladies and Gentlemen:


     (Investment Trust/Value Equity Trust)(Global/International Fund, Inc.) (the ("Trust")("Corporation")) has been established as a (Massachusetts business trust)(Maryland corporation) to engage in the business of an investment company. Pursuant to the (Trust's)(Corporation's)(Declaration of Trust)(Articles of Incorporation), as amended from time-to-time (the ("Declaration")("Articles")), the Board of (Trustees)(Directors) has divided (may divide) the (Trust's)(Corporation's) shares of (beneficial interest)(capital stock), par value $0.01 per share, (the "Shares") into separate series, or funds, including [Classic Growth Fund/Global Discovery Fund/Value Fund] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the (Trustees)(Directors).


     The (Trust)(Corporation), on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the (Trust)(Corporation) on behalf of the Fund agrees with you as follows:

          1. Delivery of Documents. The (Trust)(Corporation) engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and

     Statement of Additional Information (the "SAI") relating to the Fund included in the (Trust's)(Corporation's) Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the (Trust)(Corporation) under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the (Trust)(Corporation). The (Trust)(Corporation) has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the (Trust)(Corporation) and the Fund:

             (a) The (Declaration)(Articles) dated ________ , as amended to date.

             (b) By-Laws of the (Trust)(Corporation) as in effect on the date hereof (the "By-Laws").

             (c) Resolutions of the (Trustees)(Directors) of the (Trust) (Corporation) and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

             ((d) Establishment and Designation of Series of Shares of
        Beneficial Interest dated                relating to the Fund.)

          The (Trust)(Corporation) will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

          2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens & Clark, Inc." trademarks (together, the "Scudder Marks"), you hereby grant the (Trust)(Corporation) a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of (the Trust's)(the Corporation's) name (the "Fund Name"), and
     (ii) the Scudder Marks in connection with (the Trust's) (Corporation's) investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you (and the Trust)((or any organization which shall have succeeded to your business as investment manager ("your Successor")) and the Corporation), or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The (Trust)(Corporation) agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the (Trust's)(Corporation's) uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder

     Marks (the "Trademark Owner"), and that the (Trust)(Corporation) shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The (Trust)(Corporation) further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the (Trust)(Corporation) rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the (Trust)(Corporation) shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the (Trust)(Corporation) as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your successor) and the (Trust)(Corporation), or you no longer are a licensee of the Scudder Marks, the (Trust)(Corporation) shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or (any organization which shall have succeeded to your business as investment manager)(your Successor)) or the Trademark Owner. In no event shall the (Trust)(Corporation) use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your successor) and the Fund is terminated.

          3. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the (Trust's)(Corporation's) Board of (Trustees) (Directors). In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the (Trust)(Corporation) or counsel to you. You shall also make available to the (Trust)(Corporation) promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the (Trust)(Corporation) in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the (Trust)(Corporation) are being conducted in a manner consistent with applicable laws and regulations.

          You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

          You shall furnish to the (Trust's)(Corporation's) Board of (Trustees) (Directors) periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the (Trust's) (Corporation's) officers or Board of (Trustees)(Directors) shall reasonably request.

          4. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the (Trust)(Corporation) administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the (Trust's)(Corporation's) Board of (Trustees) (Directors) and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the (Trust)(Corporation) as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the (Trust's) (Corporation's) Board of (Trustees)(Directors). Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

          5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all (Trustees)(Directors), officers and executive employees of the (Trust)(Corporation) (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the (Trust)(Corporation), subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 4 hereof.

          You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's (Trustees)(Directors) and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the (Trust)(Corporation); telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to (Trust)(Corporation) business) of (Trustees)(Directors), officers and employees of the (Trust)(Corporation) who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of (Trustees)(Directors) and officers of the (Trust)(Corporation); costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of (Trustees)(Directors) and officers of the (Trust)(Corporation) who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of (Trustees)(Directors) of the (Trust)(Corporation) or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

          You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the (Trust)(Corporation) on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

          6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4 and 5 hereof, the (Trust)(Corporation) on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of ___ of 1 percent of the average daily net assets as defined below of the Fund for such month over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

          The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the (Declaration)(Articles) and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

          You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

          7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the (Trust)(Corporation). Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

          8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the (Trust) (Corporation) agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the (Trust)(Corporation), the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.


          9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 1999, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the (Trustees)(Directors) who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the (Trustees)(Directors) of the (Trust) (Corporation), or, by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.


          This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the (Trust's)(Corporation's) Board of (Trustees)(Directors) on 60 days' written notice to you, or by you on 60 days' written notice to the (Trust)(Corporation). This Agreement shall terminate automatically in the event of its assignment.

          10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          (11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Investment Trust/Value Equity Trust" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

          You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

          (12.)(11.) Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the (Commonwealth)(State) of (Massachusetts)(Maryland), provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the (Trust)(Corporation) on behalf of the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the (Trust)(Corporation), whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                Yours very truly,

                                [GLOBAL/INTERNATIONAL FUND, INC./INVESTMENT
                                TRUST/VALUE EQUITY TRUST], on behalf of
                                [GLOBAL DISCOVERY FUND/CLASSIC GROWTH FUND/
                                VALUE FUND]

                                By:
                                ------------------------------------------------
                                    President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:
                                ------------------------------------------------
                                    Managing Director

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
               FOR FUNDS NOT INCLUDED IN THIS PROXY STATEMENT AND
                  ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.

                                SCUDDER FUNDS(+)

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
ASSET ALLOCATION FUNDS
 Scudder Pathway Growth         Long term growth of capital by  There will be no fee as   $   49,574,256
   Portfolio                    investing predominantly in      the Manager will receive
                                Scudder equity mutual funds     a fee from the
                                designed to provide long term   underlying funds.
                                growth.
 Scudder Pathway International  Maximize total return,          There will be no fee as   $   11,728,045
   Portfolio                    consisting of capital           the Manager will receive
                                appreciation plus dividend      a fee from the
                                income and interest by          underlying funds.
                                investing in a select mix of
                                established international and
                                global Scudder Funds.
U.S. GROWTH FUNDS
 Scudder 21st Century Growth    Long term growth of capital by  1.000% of net assets++    $   23,296,176
   Fund                         investing primarily in the
                                securities of emerging growth
                                companies poised to be leaders
                                in the 21st century.
 Scudder Development Fund       Long term growth of capital by  1.000% to $500 million    $  845,405,075
                                investing primarily in          0.950% next $500 million
                                securities of small and medium  0.900% thereafter
                                size growth companies.
 Scudder Financial Services     Long term growth of capital by  0.750% of net assets++    $   36,926,469@
   Fund                         investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Scudder Health Care Fund       Long term growth of capital by  0.850% of next assets++   $   40,923,873@
                                investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Scudder Large Company Growth   Long term growth of capital     0.700% of net assets      $  288,064,975
   Fund (formerly Scudder       through investment primarily
   Quality Growth Fund)         in the equity securities of
                                seasoned, financially strong
                                U.S. growth companies.
 Scudder Large Company Value    Maximize long term capital      0.750% to $500 million    $2,212,733,138
   Fund (formerly Scudder       appreciation through a value    0.650% next $500 million
   Capital Growth Fund)         driven investment program.      0.600% next $500 million
                                                                0.550% next $500 million
                                                                0.500% next $1.0 billion*
 Scudder Micro Cap Fund         Long term growth of capital by  0.750% of net assets      $   91,627,404
                                investing primarily in a
                                diversified portfolio of U.S.
                                micro-cap common stocks.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder Real Estate            Long term capital growth and    0.800% of net assets++    $   20,435,489
   Investment Fund              current income by investing
                                primarily in equity securities
                                of companies in the real
                                estate industry.
 Scudder S&P 500 Index Fund     Investment results that,        0.150% of net assets++    $   16,912,276
                                before expenses, correspond to
                                the total return of common
                                stocks publicly traded in the
                                United States, as represented
                                by the Standard & Poor's 500
                                Composite Stock Price Index.
 Scudder Small Company Value    Long term growth of capital by  0.750% of net assets      $  123,398,822
   Fund                         investing primarily in
                                undervalued stocks of small
                                U.S. companies.
 Scudder Technology Fund        Long term growth of capital by  0.850% of net assets++    $   37,159,344@
                                investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
GLOBAL GROWTH FUNDS
 Scudder Emerging Markets       Long term growth of capital     1.25% of net assets++     $  219,624,481
   Growth Fund                  primarily through equity
                                investment in emerging markets
                                around the globe.
 Scudder Global Fund            Long term growth of capital     1.000% to $500 million    $1,766,207,742
                                through a diversified           0.950% next $500 million
                                portfolio of marketable         0.900% next $500 million
                                securities, primarily equity    0.850% over $1.5 billion
                                securities, including common
                                stock, preferred stocks and
                                debt securities convertible
                                into common stocks.
 Scudder Gold Fund              Maximum return (principal       1.000% of net assets      $  132,131,545
                                change and income) consistent
                                with investing in a portfolio
                                of gold-related equity
                                securities and gold.
 Scudder Greater Europe Growth  Long term growth of capital     1.000% to $1 billion      $  195,514,335
   Fund                         through investments primarily   0.900% thereafter*
                                in the equity securities of
                                European companies.
 Scudder International Fund     Long term growth of capital     0.900% to $500 million    $2,884,919,345
                                primarily from foreign equity   0.850% next $500 million
                                securities.                     0.800% next $1 billion
                                                                0.750% next $1 billion
                                                                0.700% thereafter
 Scudder International Growth   Long term growth of capital     1.000% of net assets++    $   48,880,164
   and Income Fund              and current income primarily
                                from foreign equity
                                securities.
 Scudder International Growth   Long term capital appreciation  1.000% of net assets               N/A**
   Fund                         through investment primarily
                                in the equity securities of
                                foreign companies with high
                                growth potential.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder International Value    Long term capital appreciation  1.000% of net assets               N/A**
   Fund                         through investment primarily
                                in undervalued foreign equity
                                securities.
 Scudder Latin America Fund     Long term capital appreciation  1.250% to $1 billion      $  882,555,049
                                through investment primarily    1.150% thereafter
                                in the securities of Latin
                                American issuers.
 Scudder Pacific Opportunities  Long term growth of capital     1.100% of net assets      $  147,276,692
   Fund                         primarily through investment
                                in the equity securities of
                                Pacific Basin companies,
                                excluding Japan.
 The Japan Fund, Inc.           Long term capital appreciation  0.850% to $100 million    $  265,181,931
                                through investment primarily    0.750% next $200 million
                                in equity securities,           0.700% next $300 million
                                (including American Depository  0.650% thereafter
                                Receipts) of Japanese
                                companies.
CLOSED-END FUNDS
 The Argentina Fund, Inc.       Long term capital appreciation  Adviser:                  $  135,327,320
                                through investment primarily    1.100% of net assets
                                in equity securities of         Sub-Adviser:
                                Argentine issuers.              Paid by Adviser. 0.160%
                                                                of net assets
 The Brazil Fund, Inc.          Long term capital appreciation  1.200% to $150 million    $  429,429,751
                                through investment primarily    1.050% next $150 million
                                in equity securities of         1.000% next $200 million
                                Brazilian issuers.              0.900% thereafter
                                                                Administrator: Receives
                                                                an annual fee of $50,000
 The Korea Fund, Inc.           Long term capital appreciation  Adviser:                  $  406,244,000
                                through investment primarily    1.150% to $50 million
                                in equity securities of Korean  1.100% next $50 million
                                companies.                      1.000% next $250 million
                                                                0.950% next $400 million
                                                                0.900% thereafter
                                                                Sub-Adviser--Daewoo:
                                                                Paid by Adviser.
                                                                0.2875% to $50 million
                                                                0.275% next $50 million
                                                                0.250% next $250 million
                                                                0.2375% next $400
                                                                million
                                                                0.225% thereafter
 Montgomery Street Income       High level of current income    0.500% to $150 million    $  207,315,702
   Securities, Inc.             consistent with prudent         0.450% next $50 million
                                investment risks through a      0.400% thereafter
                                diversified portfolio
                                primarily of debt securities.
 Scudder Global High Income     High level of current income    1.200% of net assets      $   80,721,844
   Fund, Inc. (formerly The     and, secondarily, capital
   Latin America Dollar Income  appreciation through
   Fund, Inc.)                  investment principally in
                                dollar-denominated Latin
                                American debt instruments.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder New Asia Fund, Inc.    Long term capital appreciation  1.250% to $75 million     $   98,866,168
                                through investment primarily    1.150% next $125 million
                                in equity securities of Asian   1.100% thereafter
                                companies.
 Scudder New Europe Fund, Inc.  Long term capital appreciation  1.250% to $75 million     $  320,293,393
                                through investment primarily    1.150% next $125 million
                                in equity securities of         1.100% thereafter
                                companies traded on smaller or
                                emerging European markets and
                                companies that are viewed as
                                likely to benefit from changes
                                and developments throughout
                                Europe.
 Scudder Spain and Portugal     Long term capital appreciation  Adviser:                  $  112,909,567
   Fund, Inc.                   through investment primarily    1.000% of net assets
                                in equity securities of         Administrator:
                                Spanish & Portuguese issuers.   0.200% of net assets
INSURANCE PRODUCTS
 Scudder Variable Life          Maximize long term capital      0.475% to $500 million    $  676,317,582
   Investment Fund Capital      growth from a portfolio         0.450% next $500 million
   Growth Portfolio             consisting primarily of equity  0.425% on assets over
                                securities.                     $1.0 billion*
 Scudder Variable Life          Above-average capital           0.975% of net assets++    $   20,115,141
   Investment Fund Global       appreciation over the long
   Discovery Portfolio          term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 Scudder Variable Life          Long term growth of capital,    0.475% of net assets      $  163,603,606
   Investment Fund Growth and   current income and growth of
   Income Portfolio             income from a portfolio
                                consisting primarily of common
                                stocks and securities
                                convertible into common
                                stocks.
 Scudder Variable Life          Long term growth of capital     0.875% to $500 million    $  427,237,880
   Investment Fund              principally from a diversified  0.725% thereafter
   International Portfolio      portfolio of foreign equity
                                securities.
AARP FUNDS
 AARP Capital Growth Fund       Long term capital growth,       0.350% to $2 billion      $1,228,379,954
                                consistent with a share price   0.330% next $2 billion
                                more stable than other growth   0.280% next $2 billion
                                funds, through investment in a  0.260% next $3 billion
                                combination of common stocks    0.250% next $3 billion
                                and securities convertible      0.240% thereafter
                                into common stocks.             INDIVIDUAL FUND FEE
                                                                0.320% of net assets
 AARP Diversified Growth        Long term growth of capital     There will be no fee as   $   61,796,818
   Portfolio                    through investment primarily    the manager will receive
                                in AARP stock mutual funds.     a fee from the
                                                                underlying funds

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 AARP Global Growth Fund        Long term capital growth,       0.350% to $2 billion      $  148,029,373
                                consistent with a share price   0.330% next $2 billion
                                more stable than other global   0.300% next $2 billion
                                funds, through investment       0.280% next $2 billion
                                primarily in common stocks of   0.260% next $3 billion
                                established corporations in a   0.250% next $3 billion
                                wide variety of developed       0.240% thereafter
                                countries.                      INDIVIDUAL FUND FEE
                                                                0.550% of net assets
 AARP Growth and Income Fund    Long term capital growth and    0.350% to $2 billion      $6,606,012,897
                                income, consistent with a       0.330% next $2 billion
                                share price more stable than    0.300% next $2 billion
                                other growth and income mutual  0.280% next $2 billion
                                funds, through investment       0.260% next $3 billion
                                primarily in common stocks      0.250% next $3 billion
                                with above-average dividend     0.240% thereafter
                                yields and securities           INDIVIDUAL FUND FEE
                                convertible into common         0.190% of net assets
                                stocks.
 AARP International Growth and  Long term capital growth,       0.350% to $2 billion      $   20,259,062
   Income Fund                  consistent with a share price   0.330% next $2 billion
                                more stable than other          0.300% next $2 billion
                                international mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in a diversified portfolio of   0.250% next $3 billion
                                foreign common stocks with      0.240% thereafter++
                                above-average dividend yields   INDIVIDUAL FUND FEE
                                and foreign securities          0.600% of net assets
                                convertible into common
                                stocks.
 AARP Small Company Stock Fund  Long term growth of capital,    0.350% to $2 billion      $   50,271,473
                                consistent with a share price   0.330% next $2 billion
                                more stable than other small    0.300% next $2 billion
                                company stock mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in common stocks of small U.S.  0.250% next $3 billion
                                companies.                      0.240% thereafter++
                                                                INDIVIDUAL FUND FEE
                                                                0.550% of net assets
 AARP U.S. Stock Index Fund     Long term capital growth and    0.350% to $2 billion      $   38,085,073
                                income, consistent with         0.330% next $2 billion
                                greater share price stability   0.300% next $2 billion
                                than an S&P 500 Index mutual    0.280% next $2 billion
                                fund, by taking an indexing     0.260% next $3 billion
                                approach to investing in        0.250% next $3 billion
                                common stocks, emphasizing      0.240% thereafter++
                                higher dividend stocks while    INDIVIDUAL FUND FEE
                                maintaining investment          0.000% of net assets
                                characteristics otherwise
                                similar to the S&P 500 Index.

------------------------------
  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

 ++ Subject to waivers and/or expense limitations.


  * The addition of this breakpoint is effective October 1, 1998.



 ** Net asset information is not available for Scudder International Growth Fund and Scudder International Value Fund, each of which commenced operations on September 1, 1998.


 @ Net asset information is provided for the semi-annual period ended May 31, 1998.

                                KEMPER FUNDS(+)

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
EQUITY/GROWTH STYLE FUNDS
 Kemper Aggressive Growth      Capital appreciation through   0.650% of net assets      $   11,609,000
   Fund                        the use of aggressive          plus or minus an
                               investment techniques.         incentive fee based on
                                                              the performance of the
                                                              Standard & Poor's 500
                                                              Stock Index, which may
                                                              result in a fee ranging
                                                              from 0.450 of 1.000% to
                                                              0.850 of 1.000% of net
                                                              assets
 Kemper Blue Chip Fund         Growth of capital and income.  0.580% to $250 million    $  446,891,000
                                                              0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Growth Fund            Growth of capital through      0.580% to $250 million    $2,827,565,000
                               professional management and    0.550% next $750 million
                               diversification of investment  0.530% next $1.5 billion
                               securities having potential    0.510% next $2.5 billion
                               for capital appreciation.      0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Quantitative Equity    Growth of capital and          0.580% to $250 million    $   11,217,000
   Fund                        reduction of risk through      0.550% next $750 million
                               professional management of a   0.530% next $1.5 billion
                               diversified portfolio of       0.510% next $2.5 billion
                               equity securities.             0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Small Capitalization   Maximum capital appreciation.  0.650% of net assets      $1,095,478,000
   Equity Fund                                                plus or minus an
                                                              incentive fee based on
                                                              the performance of the
                                                              Standard & Poor's 500
                                                              Stock Index, which may
                                                              result in a fee ranging
                                                              from 0.350 of 1.000% to
                                                              0.950 of 1.000% of net
                                                              assets
 Kemper Technology Fund        Growth of capital.             0.580% to $250 million    $1,209,723,000
                                                              0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper Total Return Fund      The highest total return, a    0.580% to $250 million    $3,241,383,000
                               combination of income and      0.550% next $750 million
                               capital gain, consistent with  0.530% next $1.5 billion
                               reasonable risk.               0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Value + Growth Fund    Growth of capital through      0.720% to $250 million    $   97,741,000
                               professional management of     0.690% next $750 million
                               growth and value stocks.       0.660% next $1.5 billion
                                                              0.640% next $2.5 billion
                                                              0.600% next $2.5 billion
                                                              0.580% next $2.5 billion
                                                              0.560% next $2.5 billion
                                                              0.540% thereafter
EQUITY/VALUE STYLE FUNDS
 Kemper Contrarian Fund        Long-term capital              0.750% to $250 million    $  178,115,000
                               appreciation and,              0.720% next $750 million
                               secondarily, current income.   0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper Small Cap Relative     Long-term capital              0.750% to $250 million               N/A*
   Value Fund                  appreciation.                  0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter**
 Kemper Small Cap Value Fund   Long-term capital              0.750% to $250 million    $1,263,144,000
                               appreciation                   0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper U.S. Growth and        Long-term growth of capital,   0.600% to $250 million    $    3,864,000***
   Income Fund                 current income and growth of   0.570% next $750 million
                               income.                        0.550% next $1.5 billion
                                                              0.530% thereafter
 Kemper-Dreman Financial       Long-term capital              0.750% to $250 million               N/A*
   Services Fund               appreciation by investing      0.720% next $750 million
                               primarily in common stocks     0.700% next $1.5 billion
                               and other equity securities    0.680% next $2.5 billion
                               of companies in the financial  0.650% next $2.5 billion
                               services industry believed by  0.640% next $2.5 billion
                               the Fund's investment manager  0.630% next $2.5 billion
                               to be undervalued.             0.620% thereafter**

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper-Dreman High Return     High total rate of return.     0.750% to $250 million    $2,931,721,000
   Equity Fund                                                0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
GLOBAL AND INTERNATIONAL FUNDS
 Kemper Asian Growth Fund      Long-term capital growth by    0.850% to $250 million    $    6,398,000
                               investing in a diversified     0.820% next $750 million
                               portfolio of Asian equity      0.800% next $1.5 billion
                               securities.                    0.780% next $2.5 billion
                                                              0.750% next $2.5 billion
                                                              0.740% next $2.5 billion
                                                              0.730% next $2.5 billion
                                                              0.720% thereafter**
 Kemper Emerging Markets       Long-term growth of capital    1.250% of net assets**    $    1,147,000@
   Growth Fund                 primarily through equity
                               investment in emerging
                               markets around the globe.
 Kemper Emerging Markets       High current income and,       1.000% of net assets**    $    5,616,000@
   Income Fund                 secondarily, long-term
                               capital appreciation.
 Kemper Europe Fund            Long-term capital growth by    0.750% to $250 million    $   23,910,000
                               investing in a diversified     0.720% next $750 million
                               portfolio of European equity   0.700% next $1.5 billion
                               securities.                    0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper Global Blue Chip Fund  Long-term growth of capital    1.000% to $250 million    $    3,663,000@
                               through a diversified          0.950% next $750 million
                               worldwide portfolio of         0.900% thereafter**
                               marketable securities,
                               primarily equity securities.
 Kemper Global Income Fund     High current income            0.750% to $250 million    $   99,054,000
                               consistent with prudent total  0.720% next $750 million
                               return asset management by     0.700% next $1.5 billion
                               investing in a portfolio of    0.680% next $2.5 billion
                               investment grade foreign and   0.650% next $2.5 billion
                               domestic fixed income          0.640% next $2.5 billion
                               securities.                    0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper International Fund     Total return, a combination    0.750% to $250 million    $  588,069,000
                               of capital growth and income,  0.720% next $750 million
                               principally through an         0.700% next $1.5 billion
                               internationally diversified    0.680% next $2.5 billion
                               portfolio of equity            0.650% next $2.5 billion
                               securities.                    0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper International Growth   Long-term growth of capital    1.000% of net assets**    $    1,556,000@
   and Income Fund             and income, primarily from
                               foreign equity securities.

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper Latin America Fund     Long-term capital              1.250% to $250 million    $    1,441,000@
                               appreciation through           1.200% next $750 million
                               investment primarily in the    1.150% thereafter**
                               securities of Latin American
                               issuers.
ASSET ALLOCATION FUNDS
 Kemper Horizon 10+ Portfolio  A balance between growth of    0.580% to $250 million    $  106,339,000
                               capital and income,            0.550% next $750 million
                               consistent with moderate       0.530% next $1.5 billion
                               risk.                          0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Horizon 20+ Portfolio  Growth of capital and,         0.580% to $250 million    $  110,076,000
                               secondarily, income.           0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Horizon 5 Portfolio    Income consistent with         0.580% to $250 million    $   55,335,000
                               preservation of capital and,   0.550% next $750 million
                               secondarily, growth of         0.530% next $1.5 billion
                               capital.                       0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
CLOSED-END FUNDS
 The Growth Fund of Spain,     Long-term capital              1.000% of net assets(1)   $  315,059,000
   Inc.                        appreciation by investing
                               primarily in equity
                               securities of Spanish
                               companies.
ANNUITY PRODUCTS
 Kemper Blue Chip Portfolio    Growth of capital and income.  0.650% of net assets      $   18,421,000
 Kemper Contrarian Value       High rate of return.           0.750% of net assets      $  162,380,000
   Portfolio
 Kemper Global Blue Chip       Long-term growth of capital    1.000% to $250 million               N/A*
   Portfolio                   through diversified worldwide  0.950% next $750 million
                               portfolio of marketable        0.900% thereafter
                               securities, primarily equity
                               securities.
 Kemper Growth Portfolio       Maximum appreciation of        0.600% of net assets      $  563,016,000
                               capital.
 Kemper Horizon 10+ Portfolio  A balance between growth of    0.600% of net assets      $   22,553,000
                               capital and income consistent
                               with moderate risk.
 Kemper Horizon 20+ Portfolio  Growth of capital and,         0.600% of net assets      $   16,659,000
                               secondarily, income.
 Kemper Horizon 5 Portfolio    Income consistent with         0.600% of net assets      $   14,258,000
                               preservation of capital, and
                               secondarily, growth.

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper International Growth   Long-term growth of capital    1.000% of net assets                 N/A*
   and Income Portfolio        and current income, primarily
                               from foreign equity
                               securities.
 Kemper International          Total return, a combination    0.750% of net assets      $  200,046,000
   Portfolio                   of capital growth and income,
                               principally through an
                               internationally diversified
                               portfolio of equity
                               securities.
 Kemper Small Cap Growth       Maximum capital appreciation   0.650% of net assets      $  137,415,000
   Portfolio                   from a portfolio primarily
                               consisting of growth stocks
                               of small companies.
 Kemper Small Cap Value        Long-term capital              0.750% of net assets      $   76,108,000
   Portfolio                   appreciation from a portfolio
                               primarily of value stocks of
                               smaller companies.
 Kemper Total Return           High total return through a    0.550% of net assets      $  786,996,000
   Portfolio                   combination of income and
                               capital appreciation.
 Kemper Value+Growth           Growth of capital through      0.750% of net assets      $   69,094,000
   Portfolio                   professional management of a
                               portfolio of growth and value
                               stocks.
 Kemper-Dreman Financial       Long-term capital              0.750% to $250 million               N/A*
   Services Portfolio          appreciation by investing      0.720% next $750 million
                               primarily in common stocks     0.700% next $1.5 billion
                               and other equity securities    0.680% next $2.5 billion
                               of companies in the financial  0.650% next $2.5 billion
                               services industry believed by  0.640% next $2.5 billion
                               the investment manger to be    0.630% next $2.5 billion
                               undervalued.                   0.620% thereafter
 Kemper-Dreman High Return     High rate of total return.     0.750% to $250 million               N/A*
   Equity Portfolio                                           0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter

------------------------------
  (+) The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.


  * Net asset information is not available for Kemper-Dreman Financial Services Fund, which commenced operations on March 9, 1998; Kemper-Dreman High Return Equity Portfolio, which commenced operations on May 1, 1998; Kemper-Dreman Financial Services Portfolio, which commenced operations on May 4, 1998; Kemper Global Blue Chip Portfolio and Kemper International Growth and Income Portfolio, each of which commenced operations on May 5, 1998; or Kemper Small Cap Relative Value Fund, which commenced operations on May 6, 1998.


 ** Subject to waivers and/or reimbursements.

 *** Net asset information is provided as of semi-annual period ended April 30, 1998.

 @ Net asset information is provided as of semi-annual period ended March 31, 1998.

  (1) Based on average weekly net assets.

                                                                      APPENDIX 1

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

     As of June 30, 1998, 2,067,044 shares in the aggregate, 35.57% of the outstanding shares of CLASSIC GROWTH FUND--SCUDDER SHARES were held in the name of State Street Bank and Trust Company, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 9,803 shares in the aggregate, 8.11% of the outstanding shares of CLASSIC GROWTH FUND--CLASS A KEMPER SHARES were held in the name of Mary Ellen Zakoff, Trustee, FBO Joseph Mihula Revocable Trust, U/A 10/21/1994, 1040 N. Delphia Ave, Park Ridge, IL 60068, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 9,682 shares in the aggregate, 8.86% of the outstanding shares of CLASSIC GROWTH FUND--CLASS B KEMPER SHARES were held in the name of James R. Friedel and Joan A. Friedel, P.O. Box 4, Wild Rose, WI 54984.



     As of June 30, 1998, 14,274 shares in the aggregate, 13.06% of the outstanding shares of CLASSIC GROWTH FUND--CLASS B KEMPER SHARES were held in the name of Donaldson Lufkin Jenrette Securities Corp, Inc., 1 Persing Plaza, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 998 shares in the aggregate, 8.71% of the outstanding shares of CLASSIC GROWTH FUND--CLASS C KEMPER SHARES were held in the name of Urology Associates 401k, Robert M. Segaul & Others, Trustees, FBO Robert Segaul, 351 W. Tropical Way, Plantation, FL 33317, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 722 shares in the aggregate, 6.30% of the outstanding shares of CLASSIC GROWTH FUND--CLASS C KEMPER SHARES were held in the name of Donaldson Lufkin Jenrette Securities Corp, Inc., 1 Persing Plaza, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 1,217 shares in the aggregate, 10.62% of the outstanding shares of CLASSIC GROWTH FUND--CLASS C KEMPER SHARES were held in the name of T&W Forge, Inc. 401k, J. Edminister and J. Vandygriff, Trustees, FBO Karl F. Schenk, 9260 Seacrist Road, Salem, OH 44460, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,525 shares in the aggregate, 13.30% of the outstanding shares of CLASSIC GROWTH FUND--CLASS C KEMPER SHARES were held in the name of Hayes Industrial Brake, Inc., Curt Steckel, Trustee, 401k FBO Curt Steckel, 1516 Jefferson Street, West Bend, WI 53090, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,587 shares in the aggregate, 13.85% of the outstanding shares of CLASSIC GROWTH FUND--CLASS C KEMPER SHARES were held in the name of Marjorie Mostert, 5732 Oliva Avenue, Lakewood, CA 90712.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,742,902 shares in the aggregate, or 10.34% of the outstanding shares of GLOBAL DISCOVERY FUND--SCUDDER SHARES on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 1,303,135 shares in the aggregate, 7.73% of the outstanding shares of GLOBAL DISCOVERY FUND--SCUDDER SHARES were held in the name of Charles Schwab Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 7,940 shares in the aggregate, 6.04% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS A KEMPER SHARES were held in the name of National Financial Services Corp., One World Financial Center, 200 Liberty Street, #4 Floor, New York, NY 10281-1003, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 8,489 shares in the aggregate, 6.46% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS A KEMPER SHARES were held in the name of U.S. Clearing Corp., Attn: Mutual Funds Dept., 26 Broadway, New York, NY 10004, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 6,704 shares in the aggregate, 5.10% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS A KEMPER SHARES were held in the name of Everen Clearing Corp., Attn: Chris Scotto, 111 East Kilbourn Avenue, Milwaukee, WI 53202, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 7,584 shares in the aggregate, 5.77% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS A KEMPER SHARES were held in the name of Olde Discount Corporation, 751 Griswold Street, Detroit, MI 48226, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 7,199 shares in the aggregate, 7.74% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS B KEMPER SHARES were held in the name of National Financial Services Corp., One World Financial Center, 200 Liberty St., #4 Floor, New York, NY 10281, NV 89027, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 11,289 shares in the aggregate, 12.14% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS B KEMPER SHARES were held in the name of Donaldson Lufkin Jenrette Securities Corp, Inc., 1 Persing Plaza, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 2,087 shares in the aggregate, 14.26% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS C KEMPER SHARES were held in the name of National Financial Services Corp., One World Financial Center, 200 Liberty St., #4 Floor, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 1,420 shares in the aggregate, 9.70% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS C KEMPER SHARES were held in the name of Donaldson Lufkin Jenrette Securities Corp, Inc., 1 Persing Plaza, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 938 shares in the aggregate, 6.41% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS C KEMPER SHARES were held in the name of Merrill, Lynch, Pierce, Fenner & Smith for the Sole Benefit of Its Customers,
Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,297 shares in the aggregate, 8.86% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS C KEMPER SHARES were held in the name of IFTC, Trustee Custodian FBO, Douglas R. Munro IRA, 2026 Dumont Road, Timonium, MD 21093, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 1,330 shares in the aggregate, 9.09% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS C KEMPER SHARES were held in the name of BHC Securities Inc., Attn: Mutual Funds Department, FAO 32919742, One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 1,143 shares in the aggregate, 7.80% of the outstanding shares of GLOBAL DISCOVERY FUND--CLASS C KEMPER SHARES were held in the name of Everen Clearing Corp., Attn: Chris Scotto, 111 E. Kilbourn Avenue, Milwaukee, WI 53202, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     Certain accounts for which the Investment Manager acts as investment adviser owned 1,104,796 shares in the aggregate, or 5.01% of the outstanding shares of VALUE FUND--SCUDDER SHARES on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 2,813,785 shares in the aggregate, 12.77% of the outstanding shares of VALUE FUND--SCUDDER SHARES were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 28,846 shares in the aggregate, 10.97% of the outstanding shares of VALUE FUND--CLASS B KEMPER SHARES were held in the name of National Financial Services Corp., One World Financial Center, 200 Liberty St., #4 Floor, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 33,558 shares in the aggregate, 12.76% of the outstanding shares of VALUE FUND--CLASS B KEMPER SHARES were held in the name of Donaldson Lufkin Jenrette Securities Corp, Inc., 1 Persing Plaza, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 21,231 shares in the aggregate, 8.07% of the outstanding shares of VALUE FUND--CLASS B KEMPER SHARES were held in the name of Southwest Securities Inc., 1201 Elm Street, Ste. 4300, Dallas, TX 75270, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 4,958 shares in the aggregate, 16.30% of the outstanding shares of VALUE FUND--CLASS C KEMPER SHARES were held in the name of Donaldson Lufkin Jenrette Securities Corp, Inc., 1 Persing Plaza, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 5,543 shares in the aggregate, 18.22% of the outstanding shares of VALUE FUND--CLASS C KEMPER SHARES were held in the name of National Financial Services Corp., One World Financial Center, 200 Liberty St., #4 Floor, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 1,589 shares in the aggregate, 5.22% of the outstanding shares of VALUE FUND--CLASS C KEMPER SHARES were held in the name of Investors Fiduciary Trust Co. Custodian, IRA A/C John G. Rowell, 15 Warren Street, #B, Hackensack, NJ 07601, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 1,981 shares in the aggregate, 6.51% of the outstanding shares of VALUE FUND--CLASS C KEMPER SHARES were held in the name of US Bancorp Investments, Inc., Attn: Michelle Anderson, 100 S. 5th Street, Suite 1400, Minneapolis, MN 55402, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                      APPENDIX 2

                    FUND SHARES OWNED BY TRUSTEES/DIRECTORS+

                                                                                                                     ALL CURRENT
                                                                                                                       TRUSTEES
                                                                                                                     AND OFFICERS
          FUND NAME(1)            BECTON    DRISCOLL    FREEMAN    LOVEJOY    MARPLE    PIERCE    QUIRK    TEMPEL     AS A GROUP
          ------------            ------    --------    -------    -------    ------    ------    -----    ------    ------------
Investment Trust
 Classic Growth Fund               289       1,395        600*       564        87       --        --       261*        2,336

---------------

* Shares acquired after 6/30/98

+ The information as to beneficial ownership is based on statements furnished to each Trust/Corporation by each Trustee/Director.


(1) Unless otherwise noted, beneficial ownership is based on sole voting and investment power. On June 30, 1998, each Trustee's individual shareholdings of a Fund constitutes less than 1/4 of 1% of the shares outstanding of such Fund. As a group, on June 30, 1998, the Trustees and officers own less than 1/4 of 1% of the shares of the Fund.


           FUND NAME(1)              BANCROFT    BOLTON    BURGIN    DEVINE    FOX    LUERS    NOLEN    PIERCE    QUIRK    SPERO
           ------------              --------    ------    ------    ------    ---    -----    -----    ------    -----    -----
Value Equity Trust
 Value Fund                           7,835       218*      --       5,960(2)  565     --       --       --        --       --

                                     ALL CURRENT
                                       TRUSTEES
                                     AND OFFICERS
           FUND NAME(1)               AS A GROUP
           ------------              ------------
Value Equity Trust
 Value Fund                             31,831(3)

---------------

* Shares acquired after June 30, 1998.


(1) Unless otherwise noted, beneficial ownership is based on sole voting and investment power. On June 30, 1998, each Trustee's individual shareholdings of any Fund constitutes less than 1/4 of 1% of the shares outstanding of such Fund. As a group, on June 30, 1998, the Trustees and officers own less than 1/4 of 1% of the shares of the Fund.


(2) Mr. Devine's shares in Value Fund are held with shared investment and voting power.

(3) As a group, on June 30, 1998, the Trustees and officers of Value Fund held 8,492 shares with sole investment and voting power, 16,696 shares with shared investment and voting power, and 6,641 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper Investments, Inc. serves as Trustee.


           FUND NAME(1)              BANCROFT    BOLTON    BRATT++    DEVINE    FOX    GLEYSTEEN    LUERS    PIERCE    QUIRK
           ------------              --------    ------    -------    ------    ---    ---------    -----    ------    -----
Global/International Fund, Inc.
 Global Discovery Fund                 --         541       2,183      --       --       1,651       --      24,077(2)  --

                                              ALL CURRENT
                                               DIRECTORS
                                              AND OFFICERS
           FUND NAME(1)              SPERO     AS A GROUP
           ------------              -----    ------------
Global/International Fund, Inc.
 Global Discovery Fund                --         71,416(3)


---------------


(1) Unless otherwise noted, beneficial ownership is based on sole voting and investment power. As of June 30, 1998, each Director's individual shareholdings of any Fund constitutes less than 1/4 of 1% of the shares outstanding of such Fund. As a group, as of June 30, 1998, the Directors and officers own less than 1/4 of 1% of the shares of the Fund.


(2) Mr. Pierce's total in Global Discovery Fund includes 896 shares held by members of his family, 6,401 shares held with shared investment and voting power and 18,067 shares held with sole investment and no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for Scudder Kemper Investments, Inc. serves as Trustee.

(3) As a group, on June 30, 1998, the Directors and officers of Global Discovery Fund held 5,487 shares with sole investment and voting power, 11,060 shares with shared investment and voting power and 54,868 shares with sole investment and no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for Scudder Kemper Investments, Inc. serves as Trustee.


++ Mr. Bratt serves as President with respect to all series of Global/International Fund, Inc., except for Scudder Global Fund.

                                                                      APPENDIX 3

                  INVESTMENT MANAGEMENT FEE RATES, NET ASSETS
                   AND AGGREGATE MANAGEMENT FEES OF EACH FUND

                                                                                              AGGREGATE
                                                                      MANAGEMENT              MANAGEMENT
            FUND              FISCAL YEAR    NET ASSETS                FEE RATE+                 FEE
            ----              -----------    ----------               ----------              ----------
Classic Growth Fund             8/31/97     $ 53,225,783   0.70% of average daily net assets  $      0++
Global Discovery Fund          10/31/97     $349,121,954   1.10% of average daily net assets  $3,960,949
Value Fund                      9/30/97     $297,979,779   0.70% of average daily net assets  $1,073,855

------------------------------
  + The management fee rates shown are for each Fund's most recently completed fiscal year.

 ++ After waivers and/or expense limitations.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                      APPENDIX 4

                               DATES RELATING TO
                        INVESTMENT MANAGEMENT AGREEMENTS

                                                                        NEW       TERMINATION
                                                        FORMER      INVESTMENT       DATE
                                                      INVESTMENT    MANAGEMENT      (UNLESS
                                         DATE OF      MANAGEMENT     AGREEMENT    CONTINUED)
                                          FORMER      AGREEMENT        LAST         FOR NEW
                         COMMENCEMENT   INVESTMENT       LAST       APPROVED BY   INVESTMENT
                              OF        MANAGEMENT   APPROVED BY     TRUSTEES/    MANAGEMENT
         FUND             OPERATIONS    AGREEMENT    SHAREHOLDERS    DIRECTORS     AGREEMENT
         ----            ------------   ----------   ------------   -----------   -----------
Classic Growth Fund          9/9/96      12/31/97     10/24/97        8/10/98       9/30/99
Global Discovery Fund       9/10/91      12/31/97     10/27/97         8/6/98       9/30/99
Value Fund                 12/31/92      12/31/97     10/27/97         8/6/98       9/30/99

                                                                      APPENDIX 5

                   TRUSTEES/DIRECTORS AND OFFICERS ASSOCIATED
                              WITH SCUDDER KEMPER


NAME                  POSITION WITH TRUSTS/CORPORATION   ASSOCIATION WITH SCUDDER KEMPER
----                  --------------------------------   -------------------------------
Daniel Pierce         Chairman of the Board, Director    Managing Director
                      and Vice President of
                      Global/International Fund, Inc.;
                      President and Trustee of
                      Investment Trust and Value
                      Equity Trust
Thomas W. Joseph      Vice President                     Senior Vice President
Thomas F. McDonough   Vice President and Secretary       Senior Vice President
John R. Hebble        Treasurer                          Senior Vice President
Kathryn L. Quirk      Director, Vice President and       Managing Director
                      Assistant Secretary of Global/
                      International Fund, Inc.;
                      Trustee, Vice President and
                      Assistant Secretary of
                      Investment Trust and Value
                      Equity Trust
Caroline Pearson      Assistant Secretary                Senior Vice President
Valerie F. Malter     Vice President of Investment       Senior Vice President
                      Trust
Bruce F. Beaty        Vice President of Investment       Senior Vice President
                      Trust
Philip S. Fortuna     Vice President of Investment       Managing Director
                      Trust
William F. Gadsden    Vice President of Investment       Managing Director
                      Trust
Robert T. Hoffman     Vice President of Investment       Managing Director
                      Trust
Nicholas Bratt        President of                       Managing Director
                      Global/International Fund, Inc.
                      (all Funds except Scudder Global
                      Fund)
Susan E. Dahl         Vice President of Global/          Managing Director
                      International Fund, Inc.
Gary P. Johnson       Vice President of Global/          Managing Director
                      International Fund, Inc.
Gerald J. Moran       Vice President of Global/          Senior Vice President
                      International Fund, Inc.
M. Isabel Saltzman    Vice President of Global/          Managing Director
                      International Fund, Inc.
Donald E. Hall        Vice President of Value Equity     Managing Director
                      Trust
Kathleen Millard      Vice President of Value Equity     Managing Director
                      Trust

                                                                      APPENDIX 6


                          FEES TO SFAC, SSC AND STC(*)


                                      FISCAL     AGGREGATE FEE    AGGREGATE FEE    AGGREGATE FEE
               FUND                    YEAR         TO SFAC          TO SSC           TO STC
               ----                   ------     -------------    -------------    -------------
Classic Growth Fund                   8/31/97      $  8,333         $ 10,012         $    484
Global Discovery Fund                10/31/97      $207,838         $851,578         $186,872
Value Fund                            9/30/97      $ 50,128         $445,397         $ 80,120

---------------

(*) Information is provided with respect to each Fund's Scudder Shares class only. Each of Class A, B and C of each Fund did not commence operations until April 16, 1998.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Thank you
Thank you
                                   for mailing your proxy card promptly!

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               We appreciate your
                             continuing support and
                            look forward to serving
                         your future investment needs.

KEMPER FUNDS
--------------------------------------------------------------------------------

KEMPER FUNDS


c Kemper Classic Growth Fund


c Kemper Global Discovery Fund


c Kemper Value Fund


                                                                        KP Conv.

                                                (LOGO)Printed on recycled paper.

                                                       KEMPER LOGO   KEMPER LOGO


                             PLEASE VOTE PROMPTLY!



Your vote is needed! Please vote on the reverse side of this form and sign in the space provided below. Return your completed proxy in the enclosed envelope today.



You may receive additional proxies for your other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF YOUR FUND


              SPECIAL MEETING OF SHAREHOLDERS -- DECEMBER 17, 1998



The undersigned hereby appoints Bruce H. Goldfarb, Kathryn L. Quirk, Thomas F. McDonough and Daniel Pierce and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, on Thursday, December 17, 1998, at 10:00 a.m., Eastern time, and at any adjournments thereof.



                                    Dated



                   ------------------------------------------------------------,
                                    1998



                                    Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


                                    --------------------------------------------

                                                    Signature(s)

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD BELOW, SIGN, DATE AND


       RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL
                                 SOLICITATIONS,

                        PLEASE MAIL YOUR PROXY PROMPTLY.


UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CASE FOR EACH NUMBERED ITEM LISTED BELOW.



    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper Investments, Inc. or Zurich Insurance Company, recommend that you vote FOR each item.



                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.



                                                                     FOR    AGAINST    ABSTAIN


 1.  To approve the new Investment Management Agreement between      [ ]    [ ]        [ ]        1.
     the Fund and Scudder Kemper Investments, Inc.



 2.  To approve the revision of the Fund's fundamental lending       [ ]    [ ]        [ ]        2.
     policy.



The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.